Babson Capital Funds Trust

Prospectus

June 30, 2015

Babson Global Floating Rate Fund

Babson Global Credit Income Opportunities Fund

Babson Active Short Duration Bond Fund

Babson Total Return Bond Fund

Babson Emerging Markets Debt Blended Total Return Fund

Babson Emerging Markets Local Currency Debt Fund

Babson Global High Yield Fund

Babson U.S. High Yield Fund

Class/Ticker Symbol
Fund Name	Class A	Class C	Class I	Class Y
Babson Global Floating Rate Fund	BXFAX	BXFCX	BXFIX	BXFYX
Babson Global Credit Income Opportunities Fund	BXIAX	BXICX	BXITX	BXIYX
Babson Active Short Duration Bond Fund	BXDAX	BXDCX	BXDIX	BXDYX
Babson Total Return Bond Fund	BXTAX	BXTCX	BXTIX	BXTYX
Babson Emerging Markets Debt Blended Total Return Fund	BXEAX	BXECX	BXEIX	BXEYX
Babson Emerging Markets Local Currency Debt Fund	BXLAX	BXLCX	BXLIX	BXLYX
Babson Global High Yield Fund	BXGAX	BXGCX	BXGIX	BXGYX
Babson U.S. High Yield Fund	BXHAX	BXHCX	BXHIX	BXHYX

Investment portfolios of Babson Capital Funds Trust managed by Babson Capital Management LLC (“Babson Capital Management” or the “Manager”)

550 South Tryon Street

Charlotte, NC 28202

Telephone: 1.855.439.5459

Not FDIC Insured, May Lose Value, No Bank Guarantee

The Securities and Exchange Commission (“SEC”) has not approved or disapproved any shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Babson Capital Funds Trust Prospectus

Babson Capital Funds Trust Prospectus

FUND SUMMARIES

BABSON GLOBAL FLOATING RATE FUND

Investment Objective

Babson Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) seeks a high level of current income. Preservation of capital is a secondary goal.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your Financial Intermediary and in “Shareowner Guide – How to Invest in the Funds – Sales Charges – Class A Shares” on page 88 of this Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 63 of the Statement of Additional Information (“SAI”).

	CLASS A	CLASS C	CLASS I	CLASS Y
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as % of offering price)	3.00%	None	None	None
Maximum Sales Charge (Load) on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as % of the lower of the original offering price or redemption proceeds)	1.00%[1]	1.00%[2]	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as % of the value of your investment)
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	1.37%	3.32%	0.87%	0.88%
Total Annual Fund Operating Expenses	2.27%	4.97%	1.52%	1.53%
Fee Waiver and Expense Reimbursement[3]	1.22%	3.17%	0.77%	0.78%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%	1.80%	0.75%	0.75%

1.	Applies only to certain redemptions of shares bought with no initial sales charge. Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 12 months of purchase. The 12-month period begins on the day on which the purchase was made.
2.	The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.
3.	Babson Capital Management LLC (the “Manager”) has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses will not exceed 0.75%, as a percentage of average daily net assets allocated to each such class. If the Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement shall remain in effect at least until November 1, 2016, unless earlier modified or terminated by the Fund’s Board of Trustees. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Fund that previously received a waiver or reimbursement from the Manager are less than the expense limit for such share class, the share class is required to repay the Manager up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

Babson Capital Funds Trust Prospectus

BABSON GLOBAL FLOATING RATE FUND

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A:	$407	$633	$878	$1,578
Class C:	$289	$585	$1,006	$2,178
Class I	$79	$246	$428	$955
Class Y	$79	$246	$428	$955

You would pay the following expenses if you did not redeem your shares:

CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A:	$407	$633	$878	$1,578
Class C:	$189	$585	$1,006	$2,178
Class I	$79	$246	$428	$955
Class Y	$79	$246	$428	$955

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, from July 1, 2014 to December 31, 2014, the Fund’s portfolio turnover rate was 30.40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income-producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands and Bermuda are considered North American and Western European companies. Such instruments are primarily, at the time of purchase, rated below investment grade (commonly referred to as “junk bonds”) by at least one credit rating agency (below Baa3 by Moody’s Investors Services, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”), or Fitch, Inc. (“Fitch”)) or unrated but judged by the Manager or Babson Capital Global Advisors Limited, the sub-adviser (together with the Manager, “Babson Capital”), to be of comparable quality.

The Fund may invest in a wide range of income-producing floating rate loans, bonds and notes of issuers based in U.S. and non-U.S. markets, but primarily invests in senior secured loans of North American and Western European corporate issuers that are of below investment grade quality. Under normal market conditions, the Fund allocates its assets among various regions and countries (but in no less than three different countries) and invests at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is 10 percentage points less than the percentage of the Fund’s benchmark, which is the market weighted average of the Credit Suisse Leveraged Loan

Babson Capital Funds Trust Prospectus

BABSON GLOBAL FLOATING RATE FUND

Index and the Credit Suisse Western European Leveraged Loan Index (collectively, the “Benchmark”), represented by foreign companies, as determined by the provider of the Benchmark). A significant portion of the Fund’s investments in floating rate debt securities is denominated in a currency other than the U.S. dollar. Although the Fund’s investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis under, normal market conditions, the Fund seeks to hedge substantially all of its exposure to foreign currencies.

The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European loan and other debt markets. For example, the Fund seeks to take advantage of differences in pricing between senior secured loans of an issuer denominated in U.S. dollars and substantially similar senior secured loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

The Fund invests primarily in senior secured loans (consisting of assignments and participations). The Fund may invest in both floating rate debt instruments and debt instruments that pay a fixed rate of interest; listed and unlisted corporate debt obligations; convertible securities; structured products (consisting of collateralized bond and loan obligations); bank obligations; U.S. government securities; preferred securities and trust preferred securities; unsecured loans; delayed funding loans and revolving credit facilities; when-issued securities, delayed delivery purchases and forward commitments; zero-coupon bonds, step-up bonds and payment-in-kind securities; commercial paper; repurchase agreements; and other investment companies. The instruments in which the Fund invests are primarily below investment grade quality, and may include investments in the lowest rating category of the applicable rating agency. The Fund may invest in distressed loans and bonds that are in default at the time of purchase in an effort to protect the Fund’s existing investments in securities of the same issuers. The Fund also may invest in equity securities (consisting of common and preferred stocks, warrants and rights, and limited partnership interests), but invests in such equity investments only for the preservation of capital. The Fund may also use over-the-counter and exchange-traded derivatives for hedging purposes or speculative purposes – as substitutes for investments in securities in which the Fund can invest – provided that, at the time the Fund enters into a derivative transaction, the Fund segregates assets determined to be liquid by the Manager or the sub-adviser in accordance with procedures established by the Fund’s Board of Trustees, in an amount at least equal to any payment or delivery obligation of the Fund in connection with such derivative transaction. The Fund’s use of derivatives may consist primarily of total return swaps, options, index swaps or swaps on components of an index, interest rate swaps, credit default swaps and foreign currency forward contracts and futures.

The Fund may invest in investments of any duration or maturity.

The Fund is a “non-diversified” investment company, which means that it may invest a greater percentage of its assets in the securities of fewer issuers than may investment companies that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. To avoid concentrating its investments in a particular industry or group of industries, the Fund does not invest 25% or more of its total assets in any single industry or group of industries.

The Fund may borrow up to one-third of its assets (including the amount borrowed) to fund redemptions, post collateral for hedges, or to purchase loans, bonds or structured products prior to settlement of pending sale transactions.

Securities may be sold when Babson Capital believes they no longer represent relatively attractive investment opportunities.

Babson Capital Funds Trust Prospectus

BABSON GLOBAL FLOATING RATE FUND

PRINCIPAL RISKS

The primary risks of investing in the Fund are described below. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time. An investment in the Fund is not appropriate for all investors.

Below Investment Grade (High Yield/Junk Bond) Instruments Risk. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued (see “Net Asset Value”), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund.

Borrowing and Leverage. The Fund may borrow up to one-third of its assets (including the amount borrowed) to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The Fund’s investments in derivatives may also involve leverage. The use of leverage involves special risks, and makes the net asset value of the Fund and the yield to shareholders more volatile.

Counterparty Risk. The Fund is subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit Risk. One or more debt obligations in the Fund’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status.

Derivatives Risk. Derivatives are subject to a number of risks, such as liquidity risk, counterparty risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial to the Fund.

Distressed Securities Risk. The Fund may invest in issuers that are in default at the time of purchase. Issuers in which the Fund may invest may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below investment grade debt securities of companies in similar industries. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished. The Fund also is subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Babson Capital Funds Trust Prospectus

BABSON GLOBAL FLOATING RATE FUND

Duration Risk. The Fund may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Foreign Currency Risk. When the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar (although the sub-adviser intends generally to hedge investments denominated in foreign currencies back to the U.S. dollar under normal market conditions), and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund.

Foreign (Non-U.S.) Investment Risk. The Fund’s investments in foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign settlement procedures also may involve additional risks.

Inflation Risk. The value of assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money.

Interest Rate Risk. Generally, when market interest rates rise, the prices of fixed rate debt obligations fall, and vice versa. The debt obligations in the Fund’s portfolio may decline in value because of increases in market interest rates. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. Actions by governments and central banking authorities can result in increases in interest rates, which could negatively impact the Fund’s performance and net asset value. Interest rate and other risks may also lead to periods of high volatility and reduced liquidity in the debt markets. During those periods, the Fund may experience high levels of shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund.

Issuer Risk. The value of securities may decline for a number of reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk. The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities. In addition, the Fund’s derivatives investments may be subject to liquidity risk.

Loan Risk. The loans in which the Fund may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price of the loan and the Fund’s ability to

Babson Capital Funds Trust Prospectus

BABSON GLOBAL FLOATING RATE FUND

dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Manager and the sub-adviser apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

Non-Diversification Risk. The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of fewer issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and can generate short-term capital gains taxable to shareholders as ordinary income when distributed to them.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s overall return.

Structured Products Risk. The Fund may invest in collateralized bond and loan obligations. Holders of these structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk, credit risk, liquidity risk and market risk. Because the Fund’s investments in structured products are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movements of the factors may cause significant price fluctuation.

Volatility Risk. A Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses may be potentially unlimited.

The Fund is subject to certain other risks, which are described below under “Description of Principal Risks” and “Non-Principal Investment Strategies and Risks.”

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Performance Information for the Fund

The Fund commenced operations on September 16, 2013. The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

More up-to-date performance information is available at http://www.babsoncapital.com/funds/mutual-funds/babson-global-floating-rate-fund or by calling 1-855-439-5459.

Babson Capital Funds Trust Prospectus

BABSON GLOBAL FLOATING RATE FUND

Annual Performance

Class A Shares

Total Returns (%)

Before Taxes

Year-to-Date Performance (3/31/15): 2.07%

Highest Quarter (3/31/15): 2.07%

Lowest Quarter (12/31/14): (1.31)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2014)

	1 YEAR	SINCE INCEPTION[1]
CLASS A
Return Before Taxes	0.34%	1.50%
Return Before Taxes (Load Adjusted)	(2.63)%	(0.87)%
Return After Taxes on Distributions	(5.33)%	(3.00)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.44)%	(1.58)%
OTHER CLASSES (RETURN BEFORE TAXES ONLY)
Class C	(0.38)%	0.71%
Class I	0.69%	1.77%
Class Y	0.69%	1.77%
Credit Suisse Global Loan Benchmark[2] (reflects no deduction for fees, expenses, or taxes)	2.03%	3.46%
Credit Suisse Leveraged Loan Index[2] (reflects no deduction for fees, expenses, or taxes)	2.06%	2.98%

1.	Since inception of September 16th, 2013.
2.	The Credit Suisse Global Loan Benchmark is a market capitalization weighted averaged of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investible universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

Babson Capital Funds Trust Prospectus

BABSON GLOBAL FLOATING RATE FUND

Portfolio Management

Babson Capital Management LLC serves as the investment adviser to the Fund. Babson Capital Global Advisors Limited, a wholly-owned subsidiary of Babson Capital Management LLC, serves as a sub-adviser with respect to the Fund’s European investments.

The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE WITH MANAGER
Zak Summerscale	Since inception	Portfolio Manager (with sub-adviser)
Michael Freno	Since inception	Portfolio Manager
Sean Feeley	Since inception	Portfolio Manager
Tom McDonnell	Since inception	Portfolio Manager
Martin Horne	Since inception	Portfolio Manager (with sub-adviser)

For important information about purchases and sales of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 53 of this Prospectus.

Babson Capital Funds Trust Prospectus

BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND

Investment Objective

Babson Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) seeks an absolute return, primarily through current income and secondarily through capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your Financial Intermediary and in “Shareowner Guide – How to Invest in the Funds – Sales Charges – Class A Shares” on page 88 of this Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 63 of the Statement of Additional Information (“SAI”).

	CLASS A	CLASS C	CLASS I	CLASS Y
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	4.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as % of the lower of the original offering price or redemption proceeds)	1.00%[1]	1.00%[2]	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as % of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	2.95%	8.75%	1.08%	1.09%
Total Annual Fund Operating Expenses	3.95%	10.50%	1.83%	1.84%
Fee Waiver and Expense Reimbursement[3]	2.75%	8.55%	0.88%	0.89%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%	1.95%	0.95%	0.95%

1.	Applies only to certain redemptions of shares bought with no initial sales charge. Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 12 months of purchase. The 12-month period begins on the day on which the purchase was made.
2.	The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.
3.	The Manager has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Fund will not exceed 0.95% as a percentage of average daily net assets allocated to each such class. If the Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement shall remain in effect at least until November 1, 2016, unless earlier modified or terminated by the Fund’s Board of Trustees. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Fund that previously received a waiver or reimbursement from the Manager are less than the expense limit for such share class, the share class is required to repay the Manager up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

Babson Capital Funds Trust Prospectus

BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A:	$521	$777	$1,052	$1,835
Class C:	$305	$633	$1,086	$2,342
Class I	$100	$311	$540	$1,198
Class Y	$100	$311	$540	$1,198

You would pay the following expenses if you did not redeem your shares:

CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A:	$521	$777	$1,052	$1,835
Class C:	$205	$633	$1,086	$2,342
Class I	$100	$311	$540	$1,198
Class Y	$100	$311	$540	$1,198

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, July 1, 2014 to December 31, 2014, the Fund’s portfolio turnover rate was 49.16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is managed using an absolute return investment objective, which means that it is not managed relative to the performance of a specific bond index, but rather seeks to generate positive returns over the course of a full market cycle while managing volatility through security selection and possibly hedging to reduce overall exposure to credit and interest rate risk. The Fund seeks absolute total return through a combination of current income and capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments (consisting of loans, bonds and notes). The Fund may invest in a wide range of debt instruments of issuers based in U.S. and non-U.S. markets, as well as over-the-counter and exchange-traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. A significant portion of the Fund’s investments in debt instruments are denominated in a currency other than the U.S. dollar. Although the Fund’s investment in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, under normal market conditions, the Fund seeks to hedge substantially all of its exposure to foreign currencies.

Under normal market conditions, the Fund allocates its assets among various regions and countries (but in no less than three different countries) and invests at least 40% of its net assets in securities of foreign companies (or, if less, at least

Babson Capital Funds Trust Prospectus

BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND

the percentage of net assets that is 10 percentage points less than the percentage of the Bank of America/Merrill Lynch Global Non-Financial High Yield Constrained Index, represented by foreign companies, as determined by the provider of the index). Although the Bank of America/Merrill Lynch Global Non-Financial High Yield Constrained Index is representative of the Fund’s investable universe, the Fund does not seek to be correlated with that index.

The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund seeks to take advantage of differences in pricing between bonds or loans of an issuer denominated in U.S. dollars and substantially similar bonds or loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

The Fund invests primarily in high yield debt instruments (consisting of bonds, loans, and notes) of North American and Western European corporate issuers that are of below investment grade quality. The Fund invests in instruments that are, at the time of purchase, rated below investment grade (commonly referred to as “junk bonds”) by at least one credit rating agency (below Baa3 by Moody’s or below BBB- by either S&P, or Fitch) or unrated but judged by the Manager or the sub-adviser to be of comparable quality.

The Fund invests primarily in high yield bonds, loans and notes, but also makes use of a wide range of debt instruments. The Fund may invest in both fixed and floating rate instruments; listed and unlisted corporate debt obligations; convertible securities; structured products (consisting of collateralized bond and loan obligations); bank obligations; U.S. and non-U.S. government securities; preferred securities and trust preferred securities; asset-backed securities; unsecured loans; delayed funding loans and revolving credit facilities; when-issued securities, delayed delivery purchases and forward commitments; zero-coupon bonds, step-up bonds and payment-in-kind securities; commercial paper; repurchase agreements; and other investment companies. The Fund’s investments may include investments in the lowest rating category of the applicable rating agency. The Fund may invest in distressed bonds and loans that are in default at the time of purchase in an effort to protect the Fund’s existing investment in securities of the same issuers. The Fund also may invest in equity securities (consisting of common and preferred stocks, warrants and rights, and limited partnership interests), but will invest in such equity investments only for the preservation of capital.

The Fund may also use derivatives to a significant extent for risk management and hedging purposes, or for speculative purposes – as substitutes for investments in securities in which the Fund can invest – in order to achieve the Fund’s absolute return objective and manage volatility. The Fund may use over-the-counter and exchange-traded derivatives for a variety of purposes, consisting of: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the Fund’s yield or return as a non-hedging strategy that may be considered speculative. The Fund may establish, through derivatives, net short positions for individual sectors, markets, currencies or securities, or as a means of adjusting the Fund’s portfolio duration, credit quality and maturity. The Fund may invest in over-the-counter and exchange-traded derivative instruments provided that, at the time the Fund enters into a derivative transaction, the Fund segregates assets determined to be liquid by the Manager or the sub-adviser in accordance with procedures established by the Fund’s Board of Trustees, in an amount at least equal to any payment or delivery obligation of the Fund in connection with such derivative transaction. The Fund’s use of derivatives may consist primarily of total return swaps, options, index swaps or swaps on components of an index, interest rate swaps, credit default swaps and foreign currency forward contracts and futures.

The Fund may invest in investments of any duration or maturity.

The Fund is a “non-diversified” investment company, which means that it may invest a greater percentage of its assets in the securities of fewer issuers than may investment companies that are “diversified.” To avoid concentrating its investments in a particular industry or group of industries, the Fund does not invest 25% or more of its total assets in any single industry or group of industries.

Babson Capital Funds Trust Prospectus

BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND

The Fund may borrow up to one-third of its assets (including the amount borrowed) to fund redemptions, post collateral for hedges, or to purchase loans, bonds or structured products prior to settlement of pending sale transactions.

Securities may be sold when Babson Capital believes they no longer represent relatively attractive investment opportunities.

PRINCIPAL RISKS

The primary risks of investing in the Fund are described below. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time. An investment in the Fund is not appropriate for all investors.

Below Investment Grade (High Yield/Junk Bond) Instruments Risk. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued (see “Net Asset Value”), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund.

Borrowing and Leverage. The Fund may borrow up to one-third of its assets (including the amount borrowed) to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The Fund’s investments in derivatives may also involve leverage. The use of leverage involves special risks, and makes the net asset value of the Fund and the yield to shareholders more volatile.

Counterparty Risk. The Fund is subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit Risk. One or more debt obligations in the Fund’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status.

Derivatives Risk. Derivatives are subject to a number of risks, such as liquidity risk, counterparty risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial to the Fund.

Distressed Securities Risk. The Fund may invest in issuers that are in default at the time of purchase. Issuers in which the Fund may invest may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of

Babson Capital Funds Trust Prospectus

BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND

interest or repayment of principal or trading at prices substantially below other below investment grade debt securities of companies in similar industries. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished. The Fund also is subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Duration Risk. The Fund may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Equity Securities Risk. The prices of equity securities rise and fall frequently. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign Currency Risk. When the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar (although the sub-adviser intends generally to hedge investments denominated in foreign currencies back to the U.S. dollar under normal market conditions), and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund.

Foreign (Non-U.S.) Investment Risk. The Fund’s investments in foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign settlement procedures also may involve additional risks.

Inflation Risk. The value of assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money.

Interest Rate Risk. Generally, when market interest rates rise, the prices of fixed rate debt obligations fall, and vice versa. The debt obligations in the Fund’s portfolio may decline in value because of increases in market interest rates. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. Actions by governments and central banking authorities can result in increases in interest rates, which could negatively impact the Fund’s performance and net asset value. Interest rate and other risks may also lead to periods of high volatility and reduced liquidity in the debt markets. During those periods, the Fund may experience high levels of shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund.

Issuer Risk. The value of securities may decline for a number of reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk. The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities. In addition, the Fund’s derivatives investments may be subject to liquidity risk.

Babson Capital Funds Trust Prospectus

BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND

Loan Risk. The loans in which the Fund may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price of the loan and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Manager and the sub-adviser apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

Non-Diversification Risk. The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of fewer issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and can generate short-term capital gains taxable to shareholders as ordinary income when distributed to them.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s overall return.

Structured Products Risk. The Fund may invest in collateralized bond and loan obligations. Holders of these structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk, credit risk, liquidity risk and market risk. Because the Fund’s investments in structured products are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movements of the factors may cause significant price fluctuation.

Volatility Risk. A Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses may be potentially unlimited.

Babson Capital Funds Trust Prospectus

BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND

The Fund is subject to certain other risks, which are described below under “Description of Principal Risks” and “Non-Principal Investment Strategies and Risks.”

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Performance Information for the Fund

The Fund commenced operations on September 16, 2013. The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows how the Fund’s average annual returns for 1 year and since inception for each class of the Fund compare with an index or broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.babsoncapital.com/funds/mutual-funds/babson-global-credit-income-opportunities-fund or by calling 1-855-439-5459.

Annual Performance

Class A Shares

Total Returns (%)

Before Taxes

Year-to-Date Performance (as of 3/31/2015): 2.68%

Highest Quarter (12/31/2013): 3.40%

Lowest Quarter (12/31/2014): (2.97)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

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BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND

Average Annual Total Returns

(for the periods ended December 31, 2014)

	1 YEAR	SINCE INCEPTION[1]
CLASS A
Return Before Taxes	(0.23)%	2.36%
Return Before Taxes (Load Adjusted)	(3.94)%	(0.62)%
Return After Taxes on Distributions	(7.64)%	(3.59)%
Return After Taxes on Distributions and Sale of Fund Shares	(2.19)%	(1.75)%
OTHER CLASSES (RETURN BEFORE TAXES ONLY)
Class C	(0.90)%	1.60%
Class I	0.08%	2.61%
Class Y	0.08%	2.61%
3 Month USD LIBOR + 500 bps[2] (reflects no deduction for fees, expenses, or taxes)	5.36%	5.35%

1.	Since inception of September 16th, 2013.
2.	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The return shown includes 3 Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged.

Portfolio Management

Babson Capital Management LLC serves as the investment adviser to the Fund. Babson Capital Global Advisors Limited, a wholly-owned subsidiary of Babson Capital Management LLC, serves as a sub-adviser with respect to the Fund’s European investments.

The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE WITH MANAGER
Zak Summerscale	Since inception	Portfolio Manager (with sub-adviser)
Michael Freno	Since inception	Portfolio Manager
Sean Feeley	Since inception	Portfolio Manager
Kam Tugnait	Since inception	Portfolio Manager (with sub-adviser)
Scott Roth	Since inception	Portfolio Manager

For important information about purchases and sales of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 53 of this Prospectus.

Babson Capital Funds Trust Prospectus

BABSON ACTIVE SHORT DURATION BOND FUND

Investment Objective

Babson Active Short Duration Bond Fund (“Active Short Duration Bond Fund” or the “Fund”) seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about these and other discounts is available from your Financial Intermediary and in “Shareowner Guide – How to Invest in the Funds – Sales Charges – Class A Shares” on page 88 of this Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 63 of the Statement of Additional Information (“SAI”).

	CLASS A	CLASS C	CLASS I	CLASS Y
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as % of the lower of the original offering price or redemption proceeds)	None	0.50%[1]	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as % of the value of your investment)
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%	None	None
Other Expenses[2]	0.55%	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses	1.15%	1.40%	0.90%	0.90%
Fee Waiver and Expense Reimbursement[3]	0.35%	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%	1.05%	0.55%	0.55%

1.	The CDSC on Class C Shares is 0.50% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.
2.	“Other expenses” are estimates for the Fund’s first year of operations.
3.	The Manager has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Fund will not exceed 0.55% as a percentage of average daily net assets allocated to each such class. If the Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement will remain in effect at least until November 1, 2016, unless earlier modified or terminated by the Fund’s Board of Trustees. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Fund that previously received a waiver or reimbursement from the Manager are less than the expense limit for such share class, the share class is required to repay the Manager up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

Babson Capital Funds Trust Prospectus

BABSON ACTIVE SHORT DURATION BOND FUND

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	1 YEAR	3 YEARS
Class A:	$84	$263
Class C:	$160	$344
Class I:	$58	$181
Class Y:	$58	$181

You would pay the following expenses if you did not redeem your shares:

CLASS	1 YEAR	3 YEARS
Class A:	$84	$263
Class C:	$110	$344
Class I:	$58	$181
Class Y:	$58	$181

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. Because the Fund has been in operation for less than one full calendar year, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by S&P or, if unrated, determined to be of comparable quality by the Manager). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities.

The Fund may also invest in below investment grade debt securities (rated below Baa3 by Moody’s or below BBB- by S&P, commonly referred to as “junk” or “high yield” bonds), including securities in default, and including bank loans. Normally, 10% or less of the Fund’s total assets will be invested in below investment grade debt securities. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if the Manager considers that doing so would be consistent with the Fund’s investment objective.

The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale

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BABSON ACTIVE SHORT DURATION BOND FUND

pursuant to Rule 144A, mortgage-backed, and other asset-backed securities. The Fund may also invest in non-U.S. dollar denominated high yield bonds, including bank loans. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or to gain exposure to securities or markets in which it might not be able to invest directly); total return swaps (for hedging purposes or as a substitute for direct investments); and credit default swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments). The Fund may, but will not necessarily, engage in foreign currency forward contracts for hedging purposes or to gain market exposure. Use of derivatives by the Fund may create investment leverage. Derivatives instruments that provide exposure to investment grade fixed-income securities or have economic characteristics similar to such investments may be used to satisfy the Fund’s 80% policy.

The Fund may also invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into dollar roll and reverse repurchase agreement transactions.

The Fund seeks to maintain a dollar-weighted average duration of less than three years; Babson Capital may increase or decrease its duration in response to changes in interest rates and other factors. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar-weighted average time to maturity of a bond utilizing the present value of all future cash flows. The value of a fund with a longer duration will generally fall further in response to an increase in interest rates than that of a fund with a shorter duration.

The Manager generally selects the Fund’s investments based on its analysis of opportunities and risks of various securities and market sectors. Babson Capital may choose to sell securities with deteriorating credit or limited upside potential compared to other available securities.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

PRINCIPAL RISKS

The primary risks of investing in the Fund are described below. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time. An investment in the Fund is not appropriate for all investors.

Bank Loans Risk. Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Below Investment Grade (High Yield/Junk Bond) Instruments Risk. Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Babson Capital Funds Trust Prospectus

BABSON ACTIVE SHORT DURATION BOND FUND

Cash Position Risk. The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk. Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk. One or more debt obligations in the Fund’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status.

Derivatives Risk. Derivatives are subject to a number of risks, such as liquidity risk, counterparty risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk. These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk. The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Currency Risk. When the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar (although the sub-adviser intends generally to hedge investments denominated in foreign currencies back to the U.S. dollar under normal market conditions), and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund.

Foreign (Non-U.S.) Investment Risk. The Fund’s investments in foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign settlement procedures also may involve additional risks.

Inflation Risk. The value of assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money.

Interest Rate Risk. Generally, when market interest rates rise, the prices of fixed rate debt obligations fall, and vice versa. The debt obligations in the Fund’s portfolio may decline in value because of increases in market interest rates. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. Actions by governments and central banking authorities can result in increases in interest rates, which could negatively impact the Fund’s performance and net asset value. Interest rate and other risks may also lead to periods of high volatility and reduced liquidity in the debt markets. During those periods, the Fund may experience high levels of shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund.

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BABSON ACTIVE SHORT DURATION BOND FUND

Leveraging Risk. Instruments and transactions, including derivatives and dollar roll and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk. The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities. In addition, the Fund’s derivatives investments may be subject to liquidity risk.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Manager and the sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and can generate short-term capital gains taxable to shareholders as ordinary income when distributed to them.

Repurchase Agreement Risk. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Babson Capital Funds Trust Prospectus

BABSON ACTIVE SHORT DURATION BOND FUND

U.S. Government Securities Risk. Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk. The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

The Fund is subject to certain other risks, which are described below under “Description of Principal Risks” and “Non-Principal Investment Strategies and Risks.”

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Performance Information for the Fund

As of the date of this Prospectus, the Fund has not completed a full calendar year of investment operations. When the Fund has completed a full calendar year of operations, this section will include information an investor would find useful in evaluating the risks of investing in the Fund, such as charts that show the Fund’s performance from year to year and how the Fund’s average annual returns for certain periods compare with those of a broad-based market index. The Fund’s current performance for the most recent month can be obtained by calling 1-855-439-5459 or at http://www.babsoncapital.com/funds/mutual-funds/babson-active-short-duration-bond-fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Portfolio Management

Babson Capital Management LLC serves as the investment adviser to the Fund. Cornerstone Real Estate Advisers LLC, a wholly-owned subsidiary of Babson Capital Management LLC, serves as a sub-adviser with respect to the Fund’s investments in commercial mortgage-backed securities.

The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE WITH MANAGER
William Awad	Since inception	Portfolio Manager
Ronald Desautels	Since inception	Portfolio Manager
David Nagle	Since inception	Portfolio Manager
Charles Sanford	Since inception	Portfolio Manager
Doug Trevallion	Since inception	Portfolio Manager

For important information about purchases and sales of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 53 of this Prospectus.

Babson Capital Funds Trust Prospectus

BABSON TOTAL RETURN BOND FUND

Investment Objective

Babson Total Return Bond Fund (“Total Return Bond Fund” or the “Fund”) seeks a superior total rate of return by investing in fixed income instruments.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your Financial Intermediary and in “Shareowner Guide – How to Invest in the Funds – Sales Charges – Class A Shares” on page 88 of this Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 63 of the Statement of Additional Information (“SAI”).

	CLASS A	CLASS C	CLASS I	CLASS Y
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	4.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as % of the lower of the original offering price or redemption proceeds)	1.00%[1]	1.00%[2]	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as % of the value of your investment)
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]	0.60%	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	1.25%	2.00%	1.00%	1.00%
Fee Waiver and Expense Reimbursement[4]	0.45%	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%	1.55%	0.55%	0.55%

1.	Applies only to certain redemptions of shares bought with no initial sales charge. Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 12 months of purchase. The 12-month period begins on the day on which the purchase was made.
2.	The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.
3.	“Other expenses” are estimates for the Fund’s first year of operations.
4.	The Manager has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Fund will not exceed 0.55% as a percentage of average daily net assets allocated to each such class. If the Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement will remain in effect at least until November 1, 2016, unless earlier modified or terminated by the Fund’s Board of Trustees. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Fund that previously received a waiver or reimbursement from the Manager are less than the expense limit for such share class, the share class is required to repay the Manager up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

Babson Capital Funds Trust Prospectus

BABSON TOTAL RETURN BOND FUND

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	1 YEAR	3 YEARS
Class A:	$481	$652
Class C:	$263	$505
Class I:	$58	$181
Class Y:	$58	$181

You would pay the following expenses if you did not redeem your shares:

CLASS	1 YEAR	3 YEARS
Class A:	$481	$652
Class C:	$163	$505
Class I:	$58	$181
Class Y:	$58	$181

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. Because the Fund has been in operation for less than one full calendar year, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income securities. These typically include: U.S. dollar-denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities.

The Fund may invest up to 25% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities. The Fund may also invest in non-dollar denominated high yield bonds, including bank loans, and may invest in securities subject to legal restrictions on resale.

The Fund may, but will not necessarily, engage in foreign currency forward contracts for hedging purposes or to gain market exposure. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a substitute for direct investments); total return swaps (for

Babson Capital Funds Trust Prospectus

BABSON TOTAL RETURN BOND FUND

hedging purposes or to gain exposure to securities or markets in which it might not be able to invest directly); and credit default swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments). Use of derivatives by the Fund may create investment leverage. Derivatives instruments that provide exposure to fixed-income securities or have economic characteristics similar to such investments may be used to satisfy the Fund’s 80% policy.

The Fund may also invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into dollar roll or reverse repurchase agreement transactions.

The dollar-weighted average credit quality of the Fund is generally not expected to be less than BBB-/Baa3. The Fund may, however, invest up to 25% of its net assets in below investment grade debt securities (rated below Baa3 by Moody’s or BBB- by S&P, commonly referred to as “junk” or “high yield” bonds), including securities in default, and including bank loans, or their unrated equivalent, as determined by the Manager. Investments in such securities will vary based upon the Manager’s assessment of market conditions and the amount of additional yield offered in relation to the risk of the instruments. The Manager expects for the Fund’s portfolio dollar-weighted average duration generally to match (plus or minus 2.5 years) the average duration of the Barclays Capital U.S. Aggregate Bond Index (as of December 31, 2014, the average duration of the Index was 5.47 years). Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar-weighted average time to maturity of a bond utilizing the present value of all future cash flows.

The Manager and/or sub-adviser selects the Fund’s investments based on its analysis of opportunities and risks of various fixed income securities and market sectors. Currently, the Manager and/or sub-adviser may consider the following factors (which may change over time and in particular cases): the perceived potential for high income offered by different types of corporate and government obligations (including mortgage-backed and other asset-backed securities); diversification among industries and issuers, credit ratings, and sectors; and the relative values offered by different securities. The Manager and/or sub-adviser may choose to sell securities with deteriorating credit or limited upside potential compared to other securities.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

PRINCIPAL RISKS

The primary risks of investing in the Fund are described below. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time. An investment in the Fund is not appropriate for all investors.

Bank Loans Risk. Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Below Investment Grade (High Yield/Junk Bond) Instruments Risk. Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

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BABSON TOTAL RETURN BOND FUND

Cash Position Risk. The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk. Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk. One or more debt obligations in the Fund’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status.

Derivatives Risk. Derivatives are subject to a number of risks, such as liquidity risk, counterparty risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk. These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk. The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Currency Risk. When the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar (although the sub-adviser intends generally to hedge investments denominated in foreign currencies back to the U.S. dollar under normal market conditions), and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund.

Foreign (Non-U.S.) Investment Risk. The Fund’s investments in foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign settlement procedures also may involve additional risks.

Inflation Risk. The value of assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money.

Interest Rate Risk. Generally, when market interest rates rise, the prices of fixed rate debt obligations fall, and vice versa. The debt obligations in the Fund’s portfolio may decline in value because of increases in market interest rates. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. Actions by governments and central banking authorities can result in increases in interest rates, which could negatively impact the Fund’s performance and net asset value. Interest rate and other risks may also lead to periods of high volatility and reduced liquidity in the debt markets. During those periods, the Fund may experience high levels of shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund.

Babson Capital Funds Trust Prospectus

BABSON TOTAL RETURN BOND FUND

Leveraging Risk. Instruments and transactions, including derivatives and dollar roll and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk. The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities. In addition, the Fund’s derivatives investments may be subject to liquidity risk.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Manager and the sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage- and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and can generate short-term capital gains taxable to shareholders as ordinary income when distributed to them.

Repurchase Agreement Risk. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Structured Products Risk. The Fund may invest in collateralized bond and loan obligations. Holders of these structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk, credit risk, liquidity risk and market risk. Because the Fund’s investments in structured products are based upon the

Babson Capital Funds Trust Prospectus

BABSON TOTAL RETURN BOND FUND

movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movements of the factors may cause significant price fluctuation.

U.S. Government Securities Risk. Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk. The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

The Fund is subject to certain other risks, which are described below under “Description of Principal Risks” and “Non-Principal Investment Strategies and Risks.”

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Performance Information for the Fund

As of the date of this Prospectus, the Fund has not completed a full calendar year of investment operations. When the Fund has completed a full calendar year of operations, this section will include information an investor would find useful in evaluating the risks of investing in the Fund, such as charts that show the Fund’s performance from year to year and how the Fund’s average annual returns for certain periods compare with those of a broad-based market index. The Fund’s current performance for the most recent month can be obtained by calling 1-855-439-5459 or at http://www.babsoncapital.com/funds/mutual-funds/babson-total-return-bond-fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Portfolio Management

Babson Capital Management LLC serves as the investment adviser to the Fund. Cornerstone Real Estate Advisers LLC, a wholly-owned subsidiary of Babson Capital Management LLC, serves as a sub-adviser with respect to the Fund’s investments in commercial mortgage-backed securities.

The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE WITH MANAGER
William Awad	Since inception	Portfolio Manager
David Nagle	Since inception	Portfolio Manager
Sean Feeley	Since inception	Portfolio Manager
Charles Sanford	Since inception	Portfolio Manager

For important information about purchases and sales of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 53 of this Prospectus.

Babson Capital Funds Trust Prospectus

BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND

Investment Objective

Babson Emerging Markets Debt Blended Total Return Fund (“Emerging Markets Debt Blended Total Return Fund” or the “Fund”) seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your Financial Intermediary and in “Shareowner Guide – How to Invest in the Funds – Sales Charges – Class A Shares” on page 88 of this Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 63 of the Statement of Additional Information (“SAI”).

	CLASS A	CLASS C	CLASS I	CLASS Y
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	4.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as % of lower of the original offering price or redemption proceeds)	1.00%[1]	1.00%[2]	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as % of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]	0.60%	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	1.60%	2.35%	1.35%	1.35%
Fee Waiver and Expense Reimbursement[4]	0.40%	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%	1.95%	0.95%	0.95%

1.	Applies only to certain redemptions of shares bought with no initial sales charge. Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 12 months of purchase. The 12-month period begins on the day on which the purchase was made.
2.	The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.
3.	“Other expenses” are estimates for the Fund’s first year of operations.
4.	The Manager has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Fund will not exceed 0.95% as a percentage of average daily net assets allocated to each such class. If the Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement will remain in effect at least until November 1, 2016, unless earlier modified or terminated by the Fund’s Board of Trustees. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Fund that previously received a waiver or reimbursement from the Manager are less than the expense limit for such share class, the share class is required to repay the Manager up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

Babson Capital Funds Trust Prospectus

BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	1 YEAR	3 YEARS
Class A:	$521	$777
Class C:	$305	$633
Class I:	$100	$311
Class Y:	$100	$311

You would pay the following expenses if you did not redeem your shares:

CLASS	1 YEAR	3 YEARS
Class A:	$521	$777
Class C:	$205	$633
Class I:	$100	$311
Class Y:	$100	$311

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. Because the Fund has been in operation for less than one full calendar year, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest in debt securities, derivatives and other instruments that are economically tied to emerging market countries or countries with relatively low gross national product per capita and with the potential for rapid economic growth. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe.

The Fund will invest in debt instruments of all types, including bonds, notes, U.S. and Group of Ten (commonly referred to as “G10”) country treasury obligations, sovereign issues, covered bonds, commercial paper and other fixed and floating rate income securities and are either secured or unsecured, and, either senior or subordinated. To a limited extent, the Fund may invest in (i) securities that are convertible into equity securities, (ii) equity securities (including warrants and common stock), (iii) certificates of deposit, (iv) bankers’ acceptances, and (v) loan participations and loan assignments which are un-securitized.

Babson Capital Funds Trust Prospectus

BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND

The Fund expects to achieve certain exposures primarily through derivative transactions, including without limitation, forward foreign currency exchange contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. Derivatives instruments that provide exposure to debt securities that are economically tied to emerging market countries or to a country the Manager considers to be equivalent to such countries or have economic characteristics similar to such investments may be used to satisfy the Fund’s 80% policy.

The Fund may invest in both investment grade and below investment grade (commonly referred to as “high yield” or “junk” bonds) debt securities. Investment grade debt securities are rated Baa or higher by or BBB or higher by S&P. Below investment grade debt securities are rated below Baa3 by Moody’s or BBB- by S&P or, if unrated, determined by the Manager or the sub-adviser to be of comparable quality.

The Fund is a “non-diversified” investment company, which means that it may invest a greater percentage of its assets in the securities of fewer issuers than may investment companies that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

PRINCIPAL RISKS

The primary risks of investing in the Fund are described below. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time. An investment in the Fund is not appropriate for all investors.

Below Investment Grade (High Yield/Junk Bond) Instruments Risk. Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Convertible Securities Risk. Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Counterparty Risk. The Fund is subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit Risk. One or more debt obligations in the Fund’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status.

Derivatives Risk. Derivatives are subject to a number of risks, such as liquidity risk, counterparty risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Babson Capital Funds Trust Prospectus

BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND

Fixed Income Securities Risk. The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Currency Risk. When the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar (although the sub-adviser intends generally to hedge investments denominated in foreign currencies back to the U.S. dollar under normal market conditions), and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund.

Foreign (Non-U.S.) Investment Risk; Emerging Markets Risk. The Fund’s investments in foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign settlement procedures also may involve additional risks. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Geographic Focus Risk. When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

Interest Rate Risk. Generally, when market interest rates rise, the prices of fixed rate debt obligations fall, and vice versa. The debt obligations in the Fund’s portfolio may decline in value because of increases in market interest rates. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. Actions by governments and central banking authorities can result in increases in interest rates, which could negatively impact the Fund’s performance and net asset value. Interest rate and other risks may also lead to periods of high volatility and reduced liquidity in the debt markets. During those periods, the Fund may experience high levels of shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund.

Leveraging Risk. Instruments and transactions, including derivatives transactions, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk. The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities. In addition, the Fund’s derivatives investments may be subject to liquidity risk.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Manager and the sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline

Babson Capital Funds Trust Prospectus

BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND

significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Non-Diversification Risk. The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of fewer issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and can generate short-term capital gains taxable to shareholders as ordinary income when distributed to them.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign government entities known as sovereign debt securities. These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Valuation Risk. The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

The Fund is subject to certain other risks, which are described below under “Description of Principal Risks” and “Non-Principal Investment Strategies and Risks.”

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Performance Information for the Fund

As of the date of this Prospectus, the Fund has not completed a full calendar year of investment operations. When the Fund has completed a full calendar year of operations, this section will include information an investor would find useful in evaluating the risks of investing in the Fund, such as charts that show the Fund’s performance from year to year. The Fund’s current performance for the most recent month can be obtained by calling 1-855-439-5459 or at http://www.babsoncapital.com/funds/mutual-funds/babson-em-blended-total-return-fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Portfolio Management

Babson Capital Management LLC serves as the investment adviser to the Fund. Babson Capital Global Advisors Limited, a wholly-owned subsidiary of Babson Capital Management LLC, serves as a sub-adviser.

The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE WITH ADVISER
Ricardo Adrogué	Since inception	Portfolio Manager
Cem Karacadag	Since inception	Portfolio Manager
Brigitte Posch	Since inception	Portfolio Manager (with sub-adviser)

For important information about purchases and sales of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 53 of this Prospectus.

Babson Capital Funds Trust Prospectus

BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND

Investment Objective

Babson Emerging Markets Local Currency Debt Fund (“Emerging Markets Local Currency Debt Fund” or the “Fund”) seeks long-term total return through investment in a diversified portfolio of emerging markets local currency-denominated debt securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your Financial Intermediary and in “Shareowner Guide – How to Invest in the Funds – Sales Charges – Class A Shares” on page 88 of this Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 63 of the Statement of Additional Information (“SAI”).

	CLASS A	CLASS C	CLASS I	CLASS Y
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	4.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as % of the lower of the original offering price or redemption proceeds)	1.00%[1]	1.00%[2]	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as % of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]	0.60%	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	1.60%	2.35%	1.35%	1.35%
Fee Waiver and Expense Reimbursement[4]	0.40%	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%	1.95%	0.95%	0.95%

1.	Applies only to certain redemptions of shares bought with no initial sales charge. Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 12 months of purchase. The 12-month period begins on the day on which the purchase was made.
2.	The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.
3.	“Other expenses” are estimates for the Fund’s first year of operations.
4.	The Manager has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Fund will not exceed 0.95% as a percentage of average daily net assets allocated to each such class. If the Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement will remain in effect at least until November 1, 2016, unless earlier modified or terminated by the Fund’s Board of Trustees. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Fund that previously received a waiver or reimbursement from the Manager are less than the expense limit for such share class, the share class is required to repay the Manager up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

Babson Capital Funds Trust Prospectus

BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	1 YEAR	3 YEARS
Class A:	$521	$777
Class C:	$305	$633
Class I:	$100	$311
Class Y:	$100	$311

You would pay the following expenses if you did not redeem your shares:

CLASS	1 YEAR	3 YEARS
Class A:	$521	$777
Class C:	$205	$633
Class I:	$100	$311
Class Y:	$100	$311

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in local currency-denominated debt instruments issued by emerging markets governments, and their quasi sovereign agencies (including supranational and sub-national government issuers). The Manager considers emerging market countries to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey and intends to focus on those with relatively low gross national product per capita and the potential for rapid economic growth. The Manager will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors the Manager believes to be relevant. The Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe.

The Fund may also invest in forwards and other derivative instruments that provide market exposure to such local currency fixed income instruments. The debt securities in which the Fund invests may be fixed or floating rate and may include corporate and supranational bonds and notes, government bonds, emerging markets sovereign issues, covered bonds, Group of Ten (commonly referred to as “G10”) country treasury obligations, mortgage, commercial mortgage and asset-backed securities, corporate debt and credit linked notes.

Babson Capital Funds Trust Prospectus

BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND

The Fund may invest in both investment grade and below investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) from emerging markets.

The Fund also may invest in structured notes such as synthetic debt securities with embedded components (e.g. an option). Exposure to such issuers may be achieved through direct investment or entirely through the use of financial derivative instruments.

The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies. The Manager will select individual investments based on an analysis of the value of the relevant investments as compared to other similar investments within the identified countries and industry sectors. The Fund also may seek currency exposure to both emerging markets and developed countries, including cross-currency positions, which are not related to the Fund’s bond and cash equivalent positions. Currency positions will be implemented using spot and forward foreign exchange contracts and currency futures, options and swaps. Derivatives instruments that provide exposure to local currency-denominated debt instruments issued by governments of emerging markets countries or of a country the Manager considers to be equivalent to such countries or have economic characteristics similar to such investments may be used to satisfy the Fund’s 80% policy.

The Fund may buy and sell exchange-traded and over-the-counter derivative instruments, including bond futures; currency, interest rate, total rate of return, and credit default swaps; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; and other derivative instruments to enhance portfolio management efficiency, and may hold outright short positions in these instruments for hedging purposes and otherwise in pursuit of the Fund’s investment goal.

The Fund is a “non-diversified” investment company, which means that it may invest a greater percentage of its assets in the securities of fewer issuers than may investment companies that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

PRINCIPAL RISKS

The primary risks of investing in the Fund are described below. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time. An investment in the Fund is not appropriate for all investors.

Below Investment Grade (High Yield/Junk Bond) Instruments Risk. Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Counterparty Risk. The Fund is subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit Risk. One or more debt obligations in the Fund’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status.

Babson Capital Funds Trust Prospectus

BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND

Derivatives Risk. Derivatives are subject to a number of risks, such as liquidity risk, counterparty risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Fixed Income Securities Risk. The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Currency Risk. When the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar (although the sub-adviser intends generally to hedge investments denominated in foreign currencies back to the U.S. dollar under current market conditions), and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund.

Foreign (Non-U.S.) Investment Risk; Emerging Markets Risk. The Fund’s investments in foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign settlement procedures also may involve additional risks. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Geographic Focus Risk. When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

Inflation Risk. The value of assets or income from the Fund’s investments may be less in the future as inflation decreases the value of money.

Interest Rate Risk. Generally, when market interest rates rise, the prices of fixed rate debt obligations fall, and vice versa. The debt obligations in the Fund’s portfolio may decline in value because of increases in market interest rates. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. Actions by governments and central banking authorities can result in increases in interest rates, which could negatively impact the Fund’s performance and net asset value. Interest rate and other risks may also lead to periods of high volatility and reduced liquidity in the debt markets. During those periods, the Fund may experience high levels of shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund.

Leveraging Risk. Instruments and transactions, including derivatives and dollar roll and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Babson Capital Funds Trust Prospectus

BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND

Liquidity Risk. The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities. In addition, the Fund’s derivatives investments may be subject to liquidity risk.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Manager and the sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Non-Diversification Risk. The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of fewer issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and generate short-term capital gains taxable to shareholders as ordinary income when distributed to them.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign government entities known as sovereign debt securities. These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Valuation Risk. The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

The Fund is subject to certain other risks, which are described below under “Description of Principal Risks” and “Non-Principal Investment Strategies and Risks.”

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Performance Information for the Fund

As of the date of this Prospectus, the Fund has not completed a full calendar year of investment operations. When the Fund has completed a full calendar year of operations, this section will include information an investor would find useful in evaluating the risks of investing in the Fund, such as charts that show the Fund’s performance from year to year. The Fund’s current performance for the most recent month can be obtained by calling 1-855-439-5459 or at http://www.babsoncapital.com/funds/mutual-funds/babson-em-local-currency-debt-fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Babson Capital Funds Trust Prospectus

BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND

Portfolio Management

Babson Capital Management LLC serves as the investment adviser to the Fund.

The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE WITH MANAGER
Ricardo Adrogué	Since inception	Portfolio Manager
Cem Karacadag	Since inception	Portfolio Manager

For important information about purchases and sales of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 53 of this Prospectus.

Babson Capital Funds Trust Prospectus

BABSON GLOBAL HIGH YIELD FUND

Investment Objective

Babson Global High Yield Fund (“Global High Yield Fund” or the “Fund”) seeks to provide high current income generation and, where appropriate, capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your Financial Intermediary and in “Shareowner Guide – How to Invest in the Funds – Sales Charges – Class A Shares” on page 88 of this Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 63 of the Statement of Additional Information (“SAI”).

	CLASS A	CLASS C	CLASS I	CLASS Y
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	4.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as % of the lower of the original offering price or redemption proceeds)	1.00%[1]	1.00%[2]	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as % of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]	0.65%	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.25%	1.25%
Fee Waiver and Expense Reimbursement[4]	0.45%	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%	1.80%	0.80%	0.80%

1.	Applies only to certain redemptions of shares bought with no initial sales charge. Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 12 months of purchase. The 12-month period begins on the day on which the purchase was made.
2.	The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.
3.	“Other expenses” are estimates for the Fund’s first year of operations.
4.	The Manager has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Fund will not exceed 0.80% as a percentage of average daily net assets allocated to each such class. If the Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement will remain in effect at least until November 1, 2016, unless earlier modified or terminated by the Fund’s Board of Trustees. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Fund that previously received a waiver or reimbursement from the Manager are less than the expense limit for such share class, the share class is required to repay the Manager up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

Babson Capital Funds Trust Prospectus

BABSON GLOBAL HIGH YIELD FUND

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	1 YEAR	3 YEARS
Class A:	$506	$730
Class C:	$289	$585
Class I:	$84	$263
Class Y:	$84	$263

You would pay the following expenses if you did not redeem your shares:

CLASS	1 YEAR	3 YEARS
Class A:	$506	$730
Class C:	$189	$585
Class I:	$84	$263
Class Y:	$84	$263

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowing for investment purposes) in below investment grade (“high yield”) fixed and floating rate corporate debt securities including bonds, notes and other fixed and floating rate income securities issued primarily by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands and Bermuda will be considered North American and Western European companies. Such debt securities may be secured or unsecured, and, either senior or subordinated. Secured debt means that collateral has been pledged as security against default, while investors in senior debt instruments are legally entitled to be repaid ahead of investors in subordinated (i.e. non-senior) instruments issued by the same corporation. Derivative instruments that provide exposure to such high yield debt securities or have similar economic characteristics may be used to satisfy the Fund’s 80% policy. The Manager expects that such instruments will primarily, at the time of purchase, be rated below investment grade (commonly referred to as “junk bonds”) by at least one credit rating agency (below Baa3 by Moody’s or below BBB- by either S&P, or Fitch) or unrated but judged by the Manager or Babson Capital Global Advisors Limited, the sub-adviser (together with the Manager, “Babson Capital”), to be of comparable quality. The Fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

The Fund may also invest to a lesser extent in other types of debt instruments such as high yield securities issued in currencies other than U.S. dollar or European currencies by issuers outside North America or Europe, investment grade bonds, cash and near cash, deposits, money market instruments (such as short term commercial paper, bankers’ acceptances, bank notes, government securities, and certificates of deposit). The Fund will allocate its assets among various

Babson Capital Funds Trust Prospectus

BABSON GLOBAL HIGH YIELD FUND

regions and countries (but in no less than three different countries). Under normal market conditions, the Fund intends to invest at least 40% of its net assets (including the amount of any borrowings for investment purposes) in securities of foreign companies (or, if less, at least the percentage of net assets that is 10 percentage points less than the percentage of the Fund’s benchmark, which is the Bank of America / Merrill Lynch Global Non-Financial High Yield Constrained Index (the “Benchmark”), represented by foreign companies, as determined by the provider of the Benchmark). A significant portion of the Fund’s investments in fixed and floating rate corporate debt securities will be denominated in a currency other than the U.S. dollar. Although the Fund’s investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Fund expects that, under normal market conditions, it will seek to hedge substantially all of its exposure to foreign currencies.

The Fund will seek to take advantage of inefficiencies between geographies, primarily the North American and European high yield bond and other debt markets. For example, the Fund will seek to take advantage of differences in pricing between secured or unsecured, and, either senior or subordinated debt of an issuer denominated in U.S. dollars and substantially similar debt of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

The Fund may invest up to 20% of its net assets in certain loan instruments (which may be securitized or unsecuritized). The Fund may also invest up to 20% of its net assets in convertible bonds which are not expected to be materially leveraged. The Fund may also invest in corporate debt instruments from emerging markets or non-Organisation for Economic Cooperation and Development (“non-OECD”) member states with a sovereign credit rating which is “BB plus” or lower from the ratings agency S&P, “Ba1” or lower from Moody’s, or the equivalent rating of another internationally recognized rating agency.

The Fund may use derivatives, such as credit default swaps, forward foreign currency exchange contracts and bond and interest rate futures, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The Fund may invest in investments of any duration or maturity.

The Fund also may hold cash or other short-term investments.

The Fund is a “non-diversified” investment company, which means that it may invest a greater percentage of its assets in the securities of fewer issuers than may investment companies that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

PRINCIPAL RISKS

The primary risks of investing in the Fund are described below. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time. An investment in the Fund is not appropriate for all investors.

Bank Loans Risk. Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Babson Capital Funds Trust Prospectus

BABSON GLOBAL HIGH YIELD FUND

Below Investment Grade (High Yield/Junk Bond) Instruments Risk. Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Convertible Securities Risk. Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Counterparty Risk. The Fund is subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit Risk. One or more debt obligations in the Fund’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status.

Derivatives Risk. Derivatives are subject to a number of risks, such as liquidity risk, counterparty risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Distressed Securities Risk. The Fund may invest in issuers that are in default at the time of purchase. Issuers in which the Fund may invest may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below investment grade debt securities of companies in similar industries. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished. The Fund also is subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Equity Securities Risk. The prices of equity securities rise and fall frequently. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Fixed Income Securities Risk. The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Currency Risk. When the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar (although the sub-adviser intends generally to hedge investments denominated in foreign currencies back to the U.S. dollar under normal market conditions), and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund.

Babson Capital Funds Trust Prospectus

BABSON GLOBAL HIGH YIELD FUND

Foreign (Non-U.S.) Investment Risk. The Fund’s investments in foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign settlement procedures also may involve additional risks.

Inflation Risk. The value of assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money.

Interest Rate Risk. Generally, when market interest rates rise, the prices of fixed rate debt obligations fall, and vice versa. The debt obligations in the Fund’s portfolio may decline in value because of increases in market interest rates. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. Actions by governments and central banking authorities can result in increases in interest rates, which could negatively impact the Fund’s performance and net asset value. Interest rate and other risks may also lead to periods of high volatility and reduced liquidity in the debt markets. During those periods, the Fund may experience high levels of shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund.

Leveraging Risk. Instruments and transactions, including derivatives and dollar roll and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk. The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities. In addition, the Fund’s derivatives investments may be subject to liquidity risk.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Manager and the sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Non-Diversification Risk. The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of fewer issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and generate short-term capital gains taxable to shareholders as ordinary income when distributed to them.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may

Babson Capital Funds Trust Prospectus

BABSON GLOBAL HIGH YIELD FUND

extend. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect overall return.

Repurchase Agreement Risk. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk. Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk. The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Volatility Risk. A Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses may be potentially unlimited.

The Fund is subject to certain other risks, which are described below under “Description of Principal Risks” and “Non-Principal Investment Strategies and Risks.”

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Performance Information for the Fund

As of the date of this Prospectus, the Fund has not completed a full calendar year of investment operations. When the Fund has completed a full calendar year of operations, this section will include information an investor would find useful in evaluating the risks of investing in the Fund, such as charts that show the Fund’s performance from year to year and how the Fund’s average annual returns for certain periods compare with those of a broad-based market index. The Fund’s current performance for the most recent month can be obtained by calling 1-855-439-5459 or at http://www.babsoncapital.com/funds/mutual-funds/babson-global-high-yield-fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Portfolio Management

Babson Capital Management LLC serves as the investment adviser to the Fund. Babson Capital Global Advisors Limited, a wholly-owned subsidiary of Babson Capital Management, serves as a sub-adviser.

The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE WITH ADVISER
Sean Feeley	Since inception	Portfolio Manager
Michael Freno	Since inception	Portfolio Manager
Scott Roth	Since inception	Portfolio Manager
Zak Summerscale	Since inception	Portfolio Manager (with sub-adviser)

For important information about purchases and sales of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 53 of this Prospectus.

Babson Capital Funds Trust Prospectus

BABSON U.S. HIGH YIELD FUND

Investment Objective

Babson U.S. High Yield Fund (“U.S. High Yield Fund” or the “Fund”) seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your Financial Intermediary and in “Shareowner Guide – How to Invest in the Funds – Sales Charges – Class A Shares” on page 88 of this Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 63 of the Statement of Additional Information (“SAI”).

	CLASS A	CLASS C	CLASS I	CLASS Y
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	4.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as % of the lower of the original offering price or redemption proceeds)	1.00%[1]	1.00%[2]	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as % of the value of your investment)
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]	0.55%	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses	1.35%	2.10%	1.10%	1.10%
Fee Waiver and Expense Reimbursement[4]	0.35%	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%	1.75%	0.75%	0.75%

1.	Applies only to certain redemptions of shares bought with no initial sales charge. Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 12 months of purchase. The 12-month period begins on the day on which the purchase was made.
2.	The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.
3.	“Other expenses” are estimates for the Fund’s first year of operations.
4.	The Manager has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Fund will not exceed 0.75% as a percentage of average daily net assets allocated to each such class. If the Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement will remain in effect at least until November 1, 2016, unless earlier modified or terminated by the Fund’s Board of Trustees. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Fund that previously received a waiver or reimbursement from the Manager are less than the expense limit for such share class, the share class is required to repay the Manager up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

Babson Capital Funds Trust Prospectus

BABSON U.S. HIGH YIELD FUND

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	1 YEAR	3 YEARS
Class A:	$501	$715
Class C:	$284	$569
Class I:	$79	$246
Class Y:	$79	$246

You would pay the following expenses if you did not redeem your shares:

CLASS	1 YEAR	3 YEARS
Class A:	$501	$715
Class C:	$184	$569
Class I:	$79	$246
Class Y:	$79	$246

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government or its agencies or instrumentalities. Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by S&P (using the lower rating) or, if unrated, determined by the Manager to be of comparable quality), and at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of U.S. issuers. The Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, the Manager does not expect that the Fund will invest more than 20% of its total assets in bank loans. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a substitute for direct investments); total return swaps (for hedging purposes); and credit default swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments). Use of derivatives by the Fund may create investment leverage.

Babson Capital Funds Trust Prospectus

BABSON U.S. HIGH YIELD FUND

The Fund may enter into repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into reverse repurchase agreement transactions. Under normal market conditions, the Fund expects to have a dollar-weighted average portfolio maturity ranging from 4 to 10 years. The Fund’s portfolio may include securities with maturities outside this range, and the range may change from time to time.

In selecting the Fund’s investments, the Manager employs a bottom-up, fundamental approach to its credit analysis, which focuses first on a specific issuer’s financial strength, among other things, before considering trends or macro-economic factors. The Manager prefers companies that it believes possess one or more of the following characteristics: strong business position, ability to generate free cash flow to repay debt, favorable capital structure, high level of fixed assets, conservative accounting, and respected management or equity sponsor(s) (such management and sponsors would have a good reputation and/or have had prior positive relations with the Manager).

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

The Fund is a “non-diversified” investment company, which means that it may invest a greater percentage of its assets in the securities of fewer issuers than may investment companies that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

PRINCIPAL RISKS

The primary risks of investing in the Fund are described below. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time. An investment in the Fund is not appropriate for all investors.

Bank Loans Risk. Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Below Investment Grade (High Yield/Junk Bond) Instruments Risk. Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk. The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk. Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk. One or more debt obligations in the Fund’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status.

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BABSON U.S. HIGH YIELD FUND

Derivatives Risk. Derivatives are subject to a number of risks, such as liquidity risk, counterparty risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign (Non-U.S.) Investment Risk. The Fund’s investments in foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign settlement procedures also may involve additional risks.

Inflation Risk. The value of assets or income from the Fund’s investments may be less in the future as inflation decreases the value of money.

Leveraging Risk. Instruments and transactions, including derivatives and dollar roll and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk. The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities. In addition, the Fund’s derivatives investments may be subject to liquidity risk.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Babson Capital Funds Trust Prospectus

BABSON U.S. HIGH YIELD FUND

Non-Diversification Risk. The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of fewer issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and can generate short-term capital gains taxable to shareholders as ordinary income when distributed to them.

Preferred Stock Risk. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Repurchase Agreement Risk. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk. Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk. The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

The Fund is subject to certain other risks, which are described below under “Description of Principal Risks” and “Non-Principal Investment Strategies and Risks.”

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Performance Information for the Fund

As of the date of this Prospectus, the Fund has not completed a full calendar year of investment operations. When the Fund has completed a full calendar year of operations, this section will include information an investor would find useful in evaluating the risks of investing in the Fund, such as charts that show the Fund’s performance from year to year and how the Fund’s average annual returns for certain periods compare with those of a broad-based market index. The Fund’s current performance for the most recent month can be obtained by calling 1-855-439-5459 or at http://www.babsoncapital.com/funds/mutual-funds/babson-us-high-yield-fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Portfolio Management

Babson Capital Management LLC serves as the investment adviser to the Fund.

The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE WITH ADVISER
Sean Feeley	Since inception	Portfolio Manager
Michael Freno	Since inception	Portfolio Manager
Scott Roth	Since inception	Portfolio Manager

For important information about purchases and sales of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 53 of this Prospectus.

Babson Capital Funds Trust Prospectus

IMPORTANT INFORMATION REGARDING FUND SHARES

Purchase and Sale of Fund Shares

In general, you may purchase, exchange or sell (redeem) shares on any business day through your Financial Intermediary or by contacting the Fund’s Transfer Agent in writing or by telephone (Babson Capital Funds Trust Transfer Agent, c/o State Street Bank and Trust, 100 Huntington Avenue, Mail Stop CPH0255, Boston, MA 02116 or by telephone: 1-855-439-5459). Qualified investors may also purchase or redeem Class I Shares on any business day through the Fund’s Transfer Agent.

Purchase Minimums*

	CLASS A	CLASS C	CLASS I	CLASS Y
Initial Investment	$1,000	$1,000	$500,000	$100,000
Subsequent Investments	$250	$250	$250	$250

*	The Fund reserves the right to change or waive the investment minimums. For retirement plans, the investment minimum is $250 for each of the initial investment and subsequent investments.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless your investment is in an IRA, 401(k) plan or other tax-advantaged arrangement. Such tax-advantaged arrangements may be taxed later upon the withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

Babson Capital Funds Trust Prospectus

MORE ABOUT THE FUNDS

A statement of investment objectives and principal investment policies and risks of each Fund is set forth above in “Fund Summaries.” Set forth below is an overview of the Fund’s investment practices, followed by additional information about the principal characteristics and risks involved with such practices. Any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). Not all Funds may engage in all practices described below. Please see “Description of Principal Risks” and “Non-Principal Investment Strategies and Risks” below for the risks associated with the Funds’ investment practices.

Investment Objectives and Strategies

Each Fund’s investment objectives are non-fundamental, which means that they may be changed without shareholder approval by the Funds’ Board of Trustees.

Note Regarding Percentage Limitations. All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. References in the discussion of these Funds’ investment policies to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Babson Capital’s Approach

Babson Capital incorporates both bottom-up and top-down processes. In a fundamental bottom-up approach to credit, Babson Capital’s investment management philosophy and process contains several key tenets that are applied across all of the Funds managed by the firm. Babson Capital combines a top-down view of relative value opportunities across markets, sectors and issuers, with a fundamental, bottom-up approach to individual fundamental analysis. Disciplined proprietary research informs our sector and industry rotation and drives our individual buy/sell decisions.

For global high yield portfolios, the top-down, macro view of the strategy is implemented by either the Global High Yield Committee (“GHYC”) or the Global Strategy Committee (“GSC”) depending on whether multiple asset classes are involved in the portfolio, such as the Global Credit Income Opportunities Fund. These committees are responsible for making the top-down allocation decisions and relative value decisions between the U.S. and European markets and across asset classes. The GHYC and the GSC meet weekly to discuss and determine the top-down allocation across global investment strategies based upon country economic growth, index market caps, and country specific risk. The portfolio team is then responsible for individual industry and issuer selection based on the credit work done by Babson Capital’s global team of research analysts that have been approved by the local High Yield Investment Committee either in the U.S. or Europe.

For investment grade portfolios, such as the Active Short Duration Bond Fund and Total Return Bond Fund, the Investment Grade Fixed Income Team draws upon a wide array of resources to build optimal multi-sector portfolios based on specific portfolio characteristics and requirements. The Investment Grade Fixed Income Team is comprised of senior portfolio managers, portfolio analysts and dedicated risk management professionals. The Investment Grade Fixed Income Team’s process consists of a top-down, macroeconomic view established by senior portfolio managers, coupled with a bottom-up perspective driven by rigorous fundamental credit analysis and security selection. The goal of this process is to produce portfolios that consistently provide positive excess returns, regardless of the economic cycle.

Babson Capital Funds Trust Prospectus

MORE ABOUT THE FUNDS

For emerging markets portfolios, the investment team has created a multi-step process that seeks to exploit market imperfections by seeking to identify favorable secular and cyclical credit stories, capitalizing on relative value opportunities, mispriced of credit curves and avoiding credit events. The emerging markets team has expertise in assessing the capital structures of the companies, which often presents mispriced investment opportunities. With respect to the Emerging Markets Local Debt Blended Total Return Fund strategy, Babson Capital’s investment philosophy is to separately analyze interest rates and currencies. The economic cycle determines the interest rate positioning; economic competitiveness defines currency positions. As a result, a slowing economy that some investors would perceive as an unattractive investment destination is precisely what our investment process may highlight as a profitable option.

By combining these two approaches, a top-down allocation between markets and fundamental, bottom-up credit analysis on each issuer, Babson Capital believes its investment management philosophy and process can provide investors an attractive level of yield by capturing the best relative value opportunities available in the market.

Independent Credit Analysis. Babson Capital relies heavily on its own analysis of the credit quality and risks associated with individual loans and other debt securities considered for a Fund, rather than relying exclusively on rating agencies or third-party research. The individuals managing a Fund use this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to their assessment of their credit characteristics. This aspect of the capabilities of Babson Capital is particularly important for Global Floating Rate Fund, Global Credit Income Opportunities Fund, Global High Yield Fund and U.S. High Yield Fund because of each Fund’s emphasis on below investment grade loans and bonds.

Diversification. Each Fund, other than Active Short Duration Bond Fund and Total Return Bond Fund, is a “non-diversified” investment company, which means that it may invest a greater percentage of its assets in the securities of fewer issuers than may investment companies that are “diversified.” See “Description of Principal Risks – Non-Diversification Risk.” To avoid concentrating its investments in a particular industry or group of industries, each such Fund will not invest 25% or more of its total assets in any single industry or group of industries. Each such Fund intends to satisfy the asset diversification requirements to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

DESCRIPTION OF PRINCIPAL INVESTMENTS

A Fund’s portfolio may invest in the following types of securities and other instruments. A more detailed discussion of these and other instruments and investment techniques that may be used by a Fund is provided under “Description of Principal Investment Strategies and Risks” and “Description of Non-Principal Investment Strategies and Risks” in the SAI.

Bank Loans, Loan Participations and Assignments. A Fund may invest in floating and fixed rate loans issued by banks and other unaffiliated entities, which investments generally will be issued directly by the borrower or be in the form of loan participations or assignments purchased from banks and other financial institutions and institutional investments. The loans in which the Funds may invest may include, but are not limited to, secured loans that are senior (“first lien”) or subordinated (“second lien”) loans, and unsecured loans. Loans and other floating rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. See “Description of Principal Risks – Loan Risk.” Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it is likely that it will only be able to enforce its rights through the lender, and, therefore, it will assume the credit risk of both the lender and the borrower.

First Lien Loans. A Fund may invest in first lien loans. First lien loans hold a senior position in the capital structure of a borrower. For first lien loans, borrowers are typically corporations, partnerships and other business entities that operate in various industries and geographical regions, including foreign borrowers. First lien loans are typically

Babson Capital Funds Trust Prospectus

DESCRIPTION OF PRINCIPAL INVESTMENTS

secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The capital structure of a borrower may include first lien loans, senior and junior subordinated debt, preferred stock and common stock issued by the borrower, typically in descending order of seniority with respect to claims on the borrower’s asset. The proceeds of first lien loans primarily are used to finance highly leveraged transactions including leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and internal growth and for other corporate purposes.

First lien loans in which the Funds may invest generally pay interest at rates that are redetermined periodically by reference to a base lending rate, plus a premium. First lien loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. As floating rate loans, the frequency of how often a loan resets its interest rate will impact how closely such loans track current short-term market interest rates. The first lien loans that a Fund may hold typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to a Fund from its investments in first lien loans should increase, and as short-term interest rates decrease, interest payable to a Fund from its investments in first lien loans should decrease. The Funds may utilize derivative instruments to shorten the effective interest rate redetermination period of first lien loans in its portfolio. First lien loans typically have a stated term of between one and ten years. In the experience of the Manager over the last decade, however, the average life of first lien loans has been two to four years because of prepayments.

Second Lien Loans and Other Debt Securities. A Fund may invest in loans, bonds and notes that have the same characteristics as first lien loans except that such loans are second in lien priority rather than first. Such second lien loans and securities typically have adjustable floating rate interest payments. Accordingly, the risks associated with such securities are higher than the risks of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to a Fund.

Unsecured Loans. A Fund may invest in unsecured loans, both floating and fixed rate. Unsecured loans are subject to substantially similar risks attributable to secured loans. Issuer risk is more pronounced in unsecured loans since a Fund will not have recourse to recoup its investment against collateral securing the loan.

First and second lien loans and unsecured loans are subject to prepayments which shorten the loans’ weighted average maturities and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in market value, that is changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

Delayed Funding Loans and Revolving Credit Facilities. A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit risk, interest rate and liquidity risk and the risks of being a lender.

High Yield Securities. A Fund may invest in high yield bonds of North American and European corporate issuers. Investing in high yield securities or instruments involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade debt obligations. While offering a greater

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DESCRIPTION OF PRINCIPAL INVESTMENTS

potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities or instruments. High yield securities or instruments may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities or instruments. Debt securities or instruments in the lowest investment grade category also may be considered to possess some speculative characteristics.

The market values of high yield securities or instruments tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities or instruments, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities or instruments tend to be more sensitive to economic conditions. Certain “emerging market” governments that issue high yield securities or instruments are among the largest debtors to commercial banks, foreign governments and supra-national organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

Credit Ratings and Unrated Securities. A Fund may invest in securities that may be assigned credit ratings or may be unrated securities. Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to the SAI describes the various ratings assigned to debt obligations by Moody’s, S&P and Fitch. Ratings assigned by a credit rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Funds will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. As described above under “– Babson Capital’s Approach – Independent Credit Analysis,” Babson Capital does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security or instruments may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt securities or instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Funds may purchase unrated securities or instruments (which are not rated by a credit rating agency). Unrated securities or instruments may be less liquid than comparable rated securities or instruments and involve the risk that Babson Capital may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities or instruments may be more complex than for issuers of higher-quality debt obligations. The Funds’ success in achieving its investment objectives may depend more heavily on Babson Capital’s credit analysis than if the Funds invested primarily in higher-quality and rated securities or instruments.

Corporate Bonds. A Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and business entities. A Fund may invest in bonds that are fixed or variable rate debt obligations, consisting of bills, notes, debentures and money market instruments. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are perpetual in nature in that they have no maturity date; to the extent that these perpetual bonds have fixed interest rates, they may have heightened sensitivity to changes in interest rates.

U.S. Government Securities. A Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the U.S. or by the right of the issuer to borrow from the U.S. Treasury.

Babson Capital Funds Trust Prospectus

DESCRIPTION OF PRINCIPAL INVESTMENTS

When Issued, Delayed Delivery and Forward Commitment Transactions. A Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund’s other assets may decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. When such purchases are outstanding, a Fund will segregate until the settlement date assets determined to be liquid by the Manager or the sub-adviser in accordance with procedures established by the Funds’ Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Variable and Floating Rate Securities. A Fund may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. A Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, a Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

Foreign (Non-U.S.) Investments and Currencies. A Fund invests in debt obligations of foreign issuers and of supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. A Fund may also invest in debt instruments denominated in foreign currencies (of both developed and “emerging market” countries), consisting of obligations of corporations and non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. A Fund likewise may invest without limit in securities of issuers located in developed countries (regardless of the currency in which such securities are denominated) and of issuers located in “emerging market” countries. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See “Description of Principal Risks – Foreign (Non-U.S.) Investment Risk” and “Description of Principal Risks – Foreign Currency Risk.”

The U.S. dollar-denominated foreign securities in which a Fund may invest include “Eurodollar” obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk.

Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

A Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, of developing or “emerging market” issuers. As a holder of sovereign debt, a Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected. Each

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DESCRIPTION OF PRINCIPAL INVESTMENTS

Fund also may invest in “Brady Bonds,” which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to realize a loss of interest or principal on any of its portfolio holdings.

A Fund’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. A Fund may engage in transactions involving foreign currencies in order to hedge against foreign currency risk. For instance, each Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, these transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

Please see “Description of Principal Investment Strategies and Risks – Foreign (Non-U.S.) Securities,” “Description of Principal Investment Strategies and Risks – Foreign Currency Transactions” and “Description of Principal Investment Strategies and Risks – Foreign Currency Exchange-Related Securities” in the SAI for a more detailed description of the types of foreign investments and foreign currency transactions in which a Fund may invest and their related risks.

Mortgage-Backed and Other Asset-Backed Securities. Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments, generally over fixed periods of time, consisting of mortgages, motor vehicle installment sales, contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving (credit card) agreements and student loans. Such securities entitle the security holders to receive distributions (i.e., principal and interest) that are tied to the payments made by the borrower on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Mortgage-backed securities are asset-backed securities that represent, directly or indirectly, a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-backed security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Structured Products. A Fund may invest in collateralized bond and loan obligations, which are privately negotiated debt obligations where principal and/or interest payments are determined by reference to the performance of a benchmark asset (such as a portfolio of selected securities), interest rate or index, or the differential performance of

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DESCRIPTION OF PRINCIPAL INVESTMENTS

two assets, interest rates or indexes, including bond indexes (an “embedded index”). These structured instruments may be issued by corporations, including banks, as well as by governmental agencies. A Fund may invest in structured products of any credit quality, including those rated investment grade and below investment grade or considered to be of comparable quality. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured products may be determined by applying a multiplier to the performance or differential performance of the referenced indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Babson Capital may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of a Fund’s portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Like other sophisticated strategies, the Funds’ use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by Babson Capital, principal and/or interest payments received on the structured instrument may be substantially less than expected.

A Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, U.S. and non-U.S. secured loans and unsecured loans, including loans of below investment grade quality.

Each Fund may invest in collateralized bond obligations (“CBOs”). A CBO is a trust that is backed by a diversified pool of high risk, below investment grade debt securities. CLOs and CBOs may charge management fees and administrative expenses. The cash flows from the trust typically are split into portions (“tranches”) varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO or CBO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO or CBO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO or CBO securities as a class. The risks of an investment in a CLO or CBO depend largely on the type of the collateral securities and the class of the CLO or CBO in which a Fund invests. Normally, CLOs or CBOs are privately offered and sold, and thus are not registered under the securities laws; however, an active dealer market may exist for CLOs or CBOs allowing a CLO or CBO to qualify under Rule 144A under the Securities Act of 1933, as amended. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and in the SAI (e.g., interest rate risk and default risk), CLOs and CBOs carry additional risks including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) the Funds may invest in CLOs or CBOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the risk of forced “fire sale” liquidation of collateral due to technical defaults such as coverage test failures; and (vi) the manager of the CLO or CBO may perform poorly.

Preferred Stocks. A Fund may invest in preferred stocks. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also

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entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities. A Fund may invest in zero-coupon bonds, step-ups and payment-in-kind securities. Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” (“PIK interest”) in the form of other debt obligations, instead of in cash. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. To the extent those instruments do not amortize principal, at maturity repayment may also be dependent on the ability of the borrower to refinance the face amount of the debt. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to maintain its qualification as a “regulated investment company” for U.S. federal income tax purposes, a Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. Under certain market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

Generally, when payments on a loan become past due, or a Fund otherwise does not expect the borrower to be able to meet its obligations to the Fund, the Fund will place the loan on non-accrual status and will cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest has been brought current through payment or through a restructuring as a result of which the Fund determines that the interest income should be collectible. A Fund will write off any previously accrued and uncollected PIK interest when it determines that the PIK interest is no longer collectible.

Derivatives. A Fund may, and Emerging Markets Local Currency Debt Fund and Global Credit Income Opportunities Fund may to a significant extent, use a variety of over-the-counter and exchange-traded derivative instruments for hedging or risk management purposes, or for speculative purposes – as substitutes for investments in securities in which a Fund can invest – as part of its investment strategies to increase return. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Although each Fund reserves the flexibility to use various derivative instruments as Babson Capital deems advisable, it anticipates that its derivative instrument investments will consist primarily of total return swaps, options, index swaps or swaps on components of an index, interest rate swaps, credit default swaps and foreign currency forward contracts and futures. A Fund’s use of derivative instruments involves risks different from, or possibly

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greater than, the risks associated with investment directly in securities and other more traditional investments. See “Description of Principal Risks – Derivatives Risk.” Certain types of derivative instruments are described elsewhere in this section, including those described under “– Certain Interest Rate Transactions,” “– Structured Products,” “– Credit Default Swaps” and “– Total Return Swaps.” Please see “Description of Principal Investment Strategies and Risks – Derivative Instruments” in the SAI for additional information about these and other derivative instruments that a Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that Babson Capital will determine to use them for a Fund or, if used, that the strategies will be successful. In addition, a Fund may be subject to certain restrictions on its use of derivative strategies imposed by the terms of the Fund’s expected credit facility.

Credit Default Swaps. A Fund may enter into credit default swap contracts to obtain exposure to particular issuers. For hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

Total Return Swaps. A Fund may enter into total return swaps to add leverage to the portfolio and to transfer risk. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying assets, which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying assets.

Certain Interest Rate Transactions. A Fund may enter into interest rate swap or cap transactions in order to change the interest rate exposure inherent in a Fund’s underlying investments and capital structure. Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The payment obligation would be based on the notional amount of the swap. A Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. A Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the shares as a result of leverage, and also may use these instruments for other hedging or investment purposes.

Bank Obligations. A Fund may invest in certain bank obligations, consisting of certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Commercial Paper. A Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

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Repurchase Agreements. A Fund may enter into repurchase agreements, in which a Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. In essence, such transactions function as a loan between a Fund and the counterparty, with the transferred security acting as collateral for the loan. If the party agreeing to repurchase should default, a Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Distressed Securities. A Fund may invest in issuers that are in default at the time of purchase. Distressed securities are issued by issuers that are in default at the time of purchase and that may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding, and a Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment.

Common Stocks. A Fund may invest in equity securities incident to the purchase or ownership of a loan or debt instrument only for the preservation of capital. A Fund may hold or have exposure to common stocks of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Because a Fund may have exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities, although under certain conditions debt securities may have comparable or greater price volatility.

Warrants and Rights. Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Borrowing and Leverage. A Fund may borrow up to one-third of its assets (including the amount borrowed) to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The Funds’ investments in derivatives may also involve leverage. The use of leverage involves special risks, and makes the net asset value of the Funds and the yield to shareholders more volatile.

Other Investment Companies. A Fund may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies. A Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive income-producing securities available in the market, or when Babson Capital believes share prices of other investment companies offer attractive values. A Fund may invest in investment companies that are advised by Babson Capital or its affiliates. As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. Babson Capital will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in loans, high-yield bonds and other securities. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks as the risks described in the section entitled “Non-Principal Investment Strategies and Risks – Leverage Risk.” For example, the net asset value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

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ReFlow Liquidity Program. A Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. Such fee is allocated among a Fund’s share classes based on relative net assets. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to a Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will purchase Class I shares of a Fund at net asset value and will not be subject to any investment minimum or redemption fee applicable to such shares. ReFlow will periodically redeem its entire share position in a Fund and request that such redemption be met in kind in accordance with a Fund’s redemption-in-kind policies described under “Redemption of Shares” below. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the two round-trips within 90 days limitation described in “Redemption of Shares” below. The Manager believes that the program assists in stabilizing a Fund’s net assets to the benefit of a Fund and its shareholders. To the extent a Fund’s net assets do not decline, the Manager may also benefit.

See “Description of Principal Investment Strategies and Risks” and “Description of Non-Principal Investment Strategies and Risks” in the SAI for additional information regarding the investments of the Funds and their related risks.

DESCRIPTION OF PRINCIPAL RISKS

The following supplements the information regarding each Fund’s investment objective and principal risks. This summary describes the nature of the principal risks, but is not intended to include every potential risk. Unless otherwise specified, each risk summarized below applies to each Fund. The Funds could be subject to additional risks because the types of investments they make may change over time. Please see “Non-Principal Investment Strategies and Risks” below for additional risks associated with the Funds’ investment practices. The SAI includes more information about the Funds and their investments. Each Fund is not intended to be a complete investment program.

Below Investment Grade (High Yield/Junk Bond) Instruments Risk. Each Fund may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency (below Baa3 by Moody’s, or below BBB- by either S&P or Fitch) or unrated but judged by the Manager or either of the sub-advisers to be of comparable quality. Each Fund may also invest in other below investment grade debt obligations. Below investment grade debt instruments carry greater credit and liquidity risk than investment grade instruments. These instruments are often also referred to as high yield instruments or “junk bonds”. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued (see “Net Asset Value”), particularly during erratic markets, the values realized on their sale may differ from the values at which

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they are carried on the books of a Fund. The Manager and a sub-adviser consider both credit risk and market risk in making investment decisions for a Fund.

Below investment grade debt instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

The market value of below investment grade debt instruments tends to reflect individual corporate developments to a greater extent than that of higher-rated instruments, which generally react primarily to fluctuations in the general level of interest rates. As a result, when a Fund invests in such high yield instruments, its ability to achieve its investment objective may depend to a greater extent on the judgment of the Manager and a sub-adviser concerning the creditworthiness of issuers than funds that invest in higher-rated instruments. Issuers of below investment grade debt instruments may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated instruments by economic downturns, specific corporate developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the high yield markets and investor perceptions regarding lower-rated or unrated instruments, whether or not based on fundamental analysis, may depress the prices for such instruments.

If a default occurs with respect to any below investment grade debt instruments and a Fund sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation would be uncertain and may not occur.

The secondary market for below investment grade debt instruments may be concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such instruments is not as liquid as, and is more volatile than, the secondary market for higher-rated instruments. In addition, market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.

Borrowing and Leverage. Each Fund may borrow up to one-third of its assets (including the amount borrowed) to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The Funds’ investments in derivatives may also involve leverage. The use of leverage involves special risks, and makes the net asset value of the Funds and the yield to shareholders more volatile. There can be no assurance that the Funds’ leveraging strategies would be successful. Leverage creates several major types of risks for shareholders, including: (1) the likelihood of greater volatility of net asset value than a comparable portfolio without leverage; (2) the possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid will fluctuate because such costs vary over time; (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of a Fund shares than if the Fund were not leveraged; and (4) leverage will increase operating expenses, which may reduce total return. In addition, the counterparties to the Funds’ leveraging transactions will have priority of payment over the Funds’ shareholders.

Cash Position Risk. A Fund may hold a significant portion of its assets in cash or cash equivalents at the sole discretion of the Fund’s Manager or sub-adviser, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of a Fund’s net assets.

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To the extent a Fund holds a significant portion of its assets in cash or cash equivalents, its investments returns may be adversely affected and the Fund may not achieve its investment objective.

Certain Affiliations. Certain Financial Intermediaries may be considered to be affiliated persons of a Fund or of Babson Capital due to their possible affiliations with Massachusetts Mutual Life Insurance Company, the ultimate parent company of Babson Capital. Absent an exemption from the SEC or other regulatory relief, each Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions and to take advantage of market opportunities.

Counterparty Risk. Each Fund may be subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to a Fund. In addition, in the event of a bankruptcy of a clearing house, a Fund could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions.

Credit Risk. Credit risk is the risk that one or more debt obligations in a Fund’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the Manager’s and a sub-adviser’s credit analysis than would be the case with investments in investment grade instruments. The Manager and a sub-adviser employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.

Derivatives Risk. Each Fund may, and Emerging Markets Local Currency Debt Fund and Global Credit Income Opportunities Fund may to a significant extent, use a variety of over-the-counter and exchange-traded derivative instruments for hedging or risk management purposes, or for speculative purposes – as substitutes for investments in securities in which a Fund can invest – as part of its investment strategies to increase the return of a Fund. Such derivatives may consist of options on futures contracts, indexes or components of an index, interest rate or other futures contracts and swap agreements (consisting of total return swaps, credit default swaps, index swaps or swaps on components of an index and foreign currency forward contracts and futures), as well as through investments in structured products or credit-linked notes. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk, management risk and volatility risk. Over-the-counter derivatives are highly susceptible to liquidity risk and counterparty risk. Derivatives, in particular over-the-counter derivatives, also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions

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may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Distressed Securities Risk. Each Fund may invest in issuers that are in default at the time of purchase. Issuers in which a Fund may invest may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. A Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent a Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished. A Fund also may be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by a Fund, there can be no assurance that the securities or other assets a Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities a Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Duration Risk. Each Fund may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). By way of example, a fund with a duration of 5 would be expected to experience a 5% decline in value if interest rates were to rise one percentage point. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen a Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Emerging Market Risk. Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalization of securities markets; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in those currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, regulatory, and accounting systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with

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the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending settlement, or be delayed in disposing of a portfolio security. It may be more difficult to obtain and/or enforce a judgment in a court outside the U.S. and a judgment against a foreign government may be unenforceable.

Equity Securities Risk. The prices of equity securities rise and fall frequently. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. Common stock is subordinate to any preferred stock and debt securities of the same issuer with respect to the payment of dividends and in liquidation or bankruptcy. The market prices of warrants and rights to purchase common stock are usually significantly less than the price of the underlying stock. As a result, the prices of warrants and rights are often more volatile than the price of the underlying stock. Limited partnership interests involve risks that differ from an investment in common stock. Holders of limited partnership interests have more limited control and limited rights to vote on matters affecting the partnership.

Foreign Currency Risk. Although each Fund reports its net asset value and pays dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when a Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar (although Babson Capital intends generally to hedge investments denominated in foreign currencies back to the U.S. dollar under normal market conditions), and a decline in applicable foreign exchange rates could reduce the value of such securities held by a Fund.

Foreign (Non-U.S.) Investment Risk. Each Fund’s investments in foreign issuers and in securities denominated in foreign currencies involve special risks. These risks include imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market. Foreign investments involve special risks, including:

—	Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases.

—	Unreliable or untimely information: There may be less information publicly available about a foreign issuer than about most U.S. issuers, and foreign issuers are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S.

—	Limited legal recourse: Legal remedies for investors in foreign companies may be more limited than the remedies available to U.S. investors.

—	Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

—	Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means that the Manager or a sub-adviser may at times be unable to sell these foreign investments at desirable prices. For the same reason, it may at times be difficult to value the Funds’ foreign investments.

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DESCRIPTION OF PRINCIPAL RISKS

—	Foreign taxes: Each Fund’s income from or the proceeds of dispositions of its foreign investments may be subject to withholding or other taxes. Each Fund may otherwise be subject to foreign taxation on repatriation proceeds generated from those investments or to other transaction-based foreign taxes on those investments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of money.

Interest Rate Risk. Generally, when market interest rates rise, the prices of fixed rate debt obligations fall, and vice versa. Interest rate risk is the risk that the debt obligations in a Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing a Fund’s value. Actions by governments and central banking authorities can result in increases in interest rates, which could negatively impact a Fund’s performance and net asset value. In typical market interest rate environments, the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. A Fund’s use of leverage, as described below, will tend to increase share interest rate risk. Interest rate risk generally is lower for floating rate instruments than for fixed rate debt obligations. Interest rate and other risks may also lead to periods of high volatility and reduced liquidity in the debt markets. During those periods, a Fund may experience high levels of shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund.

Issuer Risk. The value of securities may decline for a number of reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk. Each Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, a Fund may not be able to dispose of illiquid securities at a favorable time or price when desired. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.

In addition, derivatives instruments may not be liquid in all circumstances, so that in volatile markets a Fund may not be able to close out a position without incurring a loss. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, speculative position limits, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Loan Risk. The loans in which a Fund invests are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price of the loan and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield loans in its portfolio.

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DESCRIPTION OF PRINCIPAL RISKS

Loans to companies operating in workout modes or under statutory bankruptcy protection are, in certain circumstances, subject to certain potential liabilities which may exceed the amount of the loan. For example, under certain circumstances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions.

Loans may be deemed to have substantial vulnerability to default in payment of interest and/or principal. Certain of the loans that a Fund may invest in have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than better quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

As a result of a Fund’s investment in below investment grade investments and as a consequence of credit problems with such investment and the possibility that a Fund may participate in restructuring activities, it is possible that a Fund may become involved in litigation. Litigation entails expense and the possibility of counterclaim against a Fund and ultimately judgments may be rendered against the Fund for which the Fund may not carry insurance.

A Fund may invest directly or indirectly in loans by purchasing participations or sub-participations from certain financial institutions which will represent the right to receive a portion of the principal of, and all of the interest relating to such portion of, the applicable loan. In purchasing participations, a Fund will usually have a contractual relationship only with the selling institution, and not the borrower. When investing in participations, a Fund generally will have no right directly to enforce compliance by the borrower with the terms of the loan agreement, no rights of set-off against the borrower and no right to object to certain changes to the loan agreement agreed to by the selling institution. In addition, a Fund may not directly benefit from the collateral supporting the related loan, may be subject to any rights of set-off the borrower has against the selling institution and will generally be subject to the credit risk of the selling institution.

In the event of the insolvency of the selling institution, under the laws of the relevant jurisdictions, a Fund may be treated as a general creditor of such selling institution and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the loan. Consequently, a Fund will be subject to the credit risk of the selling institution as well as that of the borrower. The Manager’s and a sub-adviser’s credit analyses focus on the underlying obligor of a loan. Accordingly, the independent credit analysis performed on a selling institution generally will not be as extensive as the independent credit analysis performed on the underlying obligor.

If a Fund invests in loans in which it has a direct contractual relationship with the borrower, there are additional risks involved. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, a Fund may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that a Fund will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, a Fund may lose all or part of the amounts advanced to the borrower. There is no guarantee that the protection of a Fund’s interests will be adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims may not be asserted that might interfere with enforcement of a Fund’s rights.

Loan obligations are subject to unique risks, including the possible invalidation of an investment as a fraudulent conveyance under relevant creditors’ rights laws. Further, when exposure to loans is gained by purchase of participations there is the additional credit and bankruptcy risk of the direct participant and its failure for whatever reason to account to a Fund for monies received in respect of loans directly held by it. In analyzing each loan,

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DESCRIPTION OF PRINCIPAL RISKS

assignment or participation, the Manager or a sub-adviser compares the relative significance of the risks against the expected benefits of the investment.

Floating rate loans provide for a periodic adjustment in the interest rate paid on the obligations. The interest rate on a floating rate loan resets periodically, typically every 30, 60 or 90 days. While, because of the interest rate reset feature, floating rate loans provide a Fund with a certain degree of protection against rising interest rates, the value of a Fund’s floating rate loans may decline as interest rates rise because a Fund will continue to earn interest at the previously-established rate until the interest rate for each loan resets. The risks associated with floating rate loans may also be present with respect to fixed-to-floating-rate securities in which a Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by a Fund on floating rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating rate securities.

Management Risk. Each Fund is subject to management risk because it is an actively managed portfolio. The Manager and a sub-adviser apply investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

Non-Diversification Risk. Each of Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund, Emerging Markets Local Currency Debt Fund, U.S. High Yield Fund and Global High Yield Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of fewer issuers than funds that are “diversified.” Accordingly, each Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Each Fund intends to satisfy the asset diversification requirements to qualify as a regulated investment company under the Code.

Potential Conflicts of Interest Risk. The Manager, the sub-advisers and their affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. The Manager, the sub-advisers and their affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. The Manager, the sub-advisers and their affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Manager, the sub-advisers or their affiliates are under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, the Manager, the sub-advisers and their affiliates may compete with the Funds for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of other accounts managed by the Manager, a sub-adviser and their affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Manager, the sub-advisers or its affiliates achieve profits. The Manager and the sub-advisers have informed the Funds’ Board of Trustees that the investment professionals associated with the Manager and the sub-advisers are actively involved in other investment activities not concerning the Funds and will not be able to devote all of their time to the Funds’ business and affairs. The Manager, the sub-advisers and their affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Manager, the sub-advisers and their affiliates in a fair and equitable manner.

Portfolio Turnover Risk. The techniques and strategies contemplated by each Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and can generate short-term capital gains taxable to shareholders as ordinary income when distributed to them.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, a Fund may not be able to invest the

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DESCRIPTION OF PRINCIPAL RISKS

proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Funds’ overall return.

Structured Products Risk. Each Fund may invest in collateralized bond and loan obligations. Holders of these structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Funds may have the right to receive payments only from the structured product, and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Funds as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured products involve risks, including credit risk and market risk. Where the Funds’ investments in structured products are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured product to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Volatility Risk. A Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses may be potentially unlimited.

Babson Capital Funds Trust Prospectus

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in “Description of Principal Investments,” a Fund may utilize from time to time one or more of the non-principal investment practices described below to assist it in reaching its investment objective. In addition to the principal risks discussed in “Description of Principal Risks,” the Funds’ investments involve additional non-principal risks which are summarized below. The SAI also contains more detailed or additional information about certain of these practices, risks and/or the limitations adopted by the Funds to help manage such risks. Not all Funds may engage in the practices described below.

Temporary Defensive Positions. When adverse market or economic conditions occur, a Fund may temporarily invest all or a portion of its total assets in high quality money market instruments, cash and cash equivalents and other defensive instruments. The Manager or a sub-adviser may make these investments or increase its investment in these securities when it is unable to find enough attractive long-term investments, to reduce exposure to a Fund’s primary investments when the Manager or a sub-adviser believes it is advisable to do so, or to meet anticipated levels of redemption. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit the Funds’ ability to meet their respective investment objective.

Defensive Investment Strategy Risk. Each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in high quality money market instruments, cash and cash equivalents and other defensive instruments when adverse market, economic or political conditions exist. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective. A Fund’s defensive investment position may not be effective in protecting its value.

Focused Investment Risk. Each Fund’s investments in loans arranged through private negotiations between a borrower and several financial institutions may expose a Fund to risks associated with the financial services industry. Financial services companies are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees.

Limited Information Risk. The types of loans in which each Fund invests may not have been rated by a rating agency, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although each Fund generally has access to financial and other information made available to the lenders in connection with loans, the amount of public information available with respect to the loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of each Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Manager or a sub-adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Market Disruption Risk. Global financial markets have recently experienced periods of unprecedented turmoil. The debt and equity capital markets in the U.S. and around the world were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress, materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

The instability in the financial markets has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable.

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NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The current financial market situation, as well as various social, political, and psychological tensions in the U.S. and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties or deterioration in the U.S. and worldwide. The continuation or further deterioration of the current U.S. and global economic downturn could adversely impact a Fund’s portfolio.

Regulatory Risk. The derivatives markets have recently become subject to comprehensive statutes, regulations and margin requirements. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010. The Dodd-Frank Act requires most transactions in over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for a Fund. Further, the Commodity Futures Trading Commission (the “CFTC”) has recently rescinded certain exemptions from registration requirements under the U.S. Commodity Exchange Act (the “CEA”) that have been previously available under CFTC Rule 4.5 to investment companies registered with the SEC under the 1940 Act. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC. As it relates to each Fund, Babson Capital currently is not, therefore, subject to registration or regulation as a CPO under the CEA and each Fund is operated so as not to be deemed to be a “commodity pool” under the regulations of the CFTC under current law. In the event that a Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed the thresholds set forth in Rule 4.5, the Manager may be required to register as a CPO and/or “commodity trading advisor” with the CFTC as it relates to the Funds. In the event the Manager is required to register with the CFTC with respect to the Funds, it will become subject to additional recordkeeping, disclosure and reporting requirements, which may increase the Funds’ expenses.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may in the future also apply to certain other derivatives positions a Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by Babson Capital and its affiliates may in the future be aggregated for this purpose. Therefore, it is possible that in the future the trading decisions of Babson Capital may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits.

The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund.

Substantial Redemption Risk. If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in a Fund’s net asset value per share. In addition, a substantial reduction in the size of a Fund may make it difficult for the Manager to execute its investment program successfully for a Fund for a period following the redemptions.

Valuation Risk. Each Fund may invest some of its assets in illiquid and/or unquoted securities or instruments. Such investments or instruments are valued in accordance with procedures adopted by the Funds’ Board of Trustees, as described in the section “Net Asset Value” in this Prospectus. Such investments are inherently difficult to value and are the subject of substantial uncertainty. As a result, the daily performance of a Fund may vary. There is no assurance that the estimates resulting from the valuation process will reflect the actual sales or “close-out” prices of such securities.

Babson Capital Funds Trust Prospectus

MANAGEMENT OF THE FUNDS

Trustees and Officers

The Board of Trustees is responsible for the management of the Funds, including supervision of the duties performed by the Manager. There are currently six trustees of the Funds (the trustees on the Board of Trustees are herein referred to as the “Trustees”), one of whom is currently treated by the Funds as an “interested person” (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Management” in the SAI.

Manager

The Manager serves as the investment adviser for the Funds. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Manager is an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, with a principal office located at 550 South Tryon Street, Suite 3300, Charlotte, NC 28202. Founded in 1940, the Manager is a global investment management organization with investment operations in the U.S., the United Kingdom, Australia, and Asia with approximately 1,132 associates, including 442 investment professionals as of March 31, 2015. The Manager has provided investment advice to individual and institutional investors for more than 70 years and had assets under management as of March 31, 2015 of more than $217 billion.

The Manager has retained its subsidiary, Babson Capital Global Advisors Limited (“BCGA”), as a sub-adviser to manage European investments for Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global High Yield Fund. The Manager has also retained its subsidiary, Cornerstone Real Estate Advisers LLC (“Cornerstone”), as a sub-adviser to manage investment in commercial mortgage-backed securities for Active Short Duration Bond Fund and Total Return Bond Fund. See “– Sub-Advisers” below.

Sub-Advisers

BCGA serves as a sub-adviser responsible for managing the European investments for Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global High Yield Fund. Subject to the supervision of the Board of Trustees and the Manager, BCGA manages the investment and reinvestment of a portion of the assets of the Funds, as may be allocated from time to time to BCGA by a global allocation investment committee composed of representatives of the Manager and BCGA.

BCGA is an investment adviser registered with the SEC in the U.S. and the Financial Conduct Authority in the United Kingdom with its principal office located at 61 Aldwych, London, United Kingdom WC2B 4AE. BCGA is a wholly-owned subsidiary of Babson Capital Management (UK) Limited (“Babson Capital (UK)”), which in turn is an indirect, wholly-owned subsidiary of the Manager. Originally organized in 2000 as Duke Street Capital Debt Management, Limited, Babson Capital (UK) provides investment advisory services to private accounts of institutional and family office clients. As of March 31, 2015, Babson Capital (UK) had approximately $14.7 billion in assets under management.

Cornerstone serves as a sub-adviser responsible for managing investments in commercial mortgage-backed securities for Active Short Duration Bond Fund and Total Return Bond Fund. Subject to the supervision of the Board of Trustees and the Manager, Cornerstone will manage the investment and reinvestment of a portion of the assets of the Funds, as may be allocated from time to time to Cornerstone by an allocation investment committee composed of representatives of the Manager and Cornerstone.

Cornerstone is an investment adviser registered with the SEC in the U.S. with its principal office located at One Financial Plaza, Hartford, Connecticut 06103-2604. Cornerstone is a wholly-owned subsidiary of the Manager and is one of the largest diversified global real estate managers with more than $46.0 billion in assets managed or serviced as of March 31, 2015.

Babson Capital Funds Trust Prospectus

MANAGEMENT OF THE FUNDS

Investment Management Agreement and Sub-Advisory Agreement

Pursuant to an investment management agreement between the Manager and the Funds (the “Investment Management Agreement”), the Funds have agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual percentages of average daily net assets as set forth below for the services and facilities the Manager provides.

Global Floating Rate Fund	0.65% of average daily net assets;
Global Credit Income Opportunities Fund	0.75% of average daily net assets;
Active Short Duration Bond Fund	0.35% of average daily net assets;
Total Return Bond Fund	0.40% of average daily net assets;
Emerging Markets Debt Blended Total Return Fund	0.75% of average daily net assets;
Emerging Markets Local Currency Debt Fund	0.75% of average daily net assets;
Global High Yield Fund	0.60% of average daily net assets; and
U.S. High Yield Fund	0.55% of average daily net assets.

Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BCGA, BCGA manages the investment and reinvestment of a portion of the assets of Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global High Yield Fund, as may be allocated from time to time to BCGA. The Manager (and not the Funds) pays a portion of the management fees it receives from each such Fund to BCGA for its services under the Sub-Advisory Agreement.

Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Cornerstone, Cornerstone manages the investment and reinvestment of a portion of the assets of Active Short Duration Bond Fund and Total Return Bond Fund, as may be allocated from time to time to Cornerstone. The Manager (and not the Funds) pays a portion of the management fees it receives from each such Fund to Cornerstone for its services under the Sub-Advisory Agreement.

In addition to the fee of the Manager, each Fund pays all of its own expenses, including, among others, legal fees and expenses of counsel to the Fund and to the Fund’s independent trustees; insurance, including trustees and officers insurance and errors and omissions insurance; auditing and accounting expenses, including sub-accounting services provided by certain Financial Intermediaries; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, including sub-transfer agent services provided by certain Financial Intermediaries, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations and secondary market services; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholder, Board of Trustees and other meetings.

The Manager has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and

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MANAGEMENT OF THE FUNDS

extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of each Fund will not exceed the annual rates set forth below (as a percentage of average daily net assets allocated to each such class):

FUND	CLASS A	CLASS C	CLASS I	CLASS Y
Global Floating Rate Fund[1]	0.80%	0.80%	0.75%	0.75%
Global Credit Income Opportunities Fund[1]	0.95%	0.95%	0.95%	0.95%
Active Short Duration Bond Fund[1]	0.55%	0.55%	0.55%	0.55%
Total Return Bond Fund[1]	0.55%	0.55%	0.55%	0.55%
Emerging Markets Debt Blended Total Return Fund[1]	0.95%	0.95%	0.95%	0.95%
Emerging Markets Local Currency Debt Fund[1]	0.95%	0.95%	0.95%	0.95%
Global High Yield Fund[1]	0.80%	0.80%	0.80%	0.80%
U.S. High Yield Fund[1]	0.75%	0.75%	0.75%	0.75%

1.	This agreement will remain in effect at least until November 1, 2016, unless earlier modified or terminated by the Funds’ Board of Trustees.

If the Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement) in the section entitled “Fees and Expenses of the Fund.” If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Fund that previously received a waiver or reimbursement from the Manager are less than the expense limit for such share class, the share class is required to repay the Manager up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

A discussion regarding the considerations of the Funds’ Board of Trustees for approving the Investment Management Agreement and the Sub-Advisory Agreement is available, for each of Global Floating Rate Fund and Global Credit Income Opportunities Fund, in the Funds’ annual report for the period ended June 30, 2014, and, for each of Active Short Duration Bond Fund, Total Return Bond Fund, Emerging Markets Debt Blended Total Return Fund, Emerging Markets Local Currency Debt Fund, Global High Yield Fund and U.S. High Yield Fund, will be available in the Funds’ annual report for the period ending June 30, 2015, which will be available in August 2015.

Portfolio Management

The portfolio managers are primarily responsible for making day-to-day investment decisions for each Fund. Each of the persons listed below serves as a portfolio manager to certain Funds as set forth below. More information about each manager’s compensation, other accounts managed by each manager, and each manager’s ownership of securities in the Funds is included in the SAI.

PORTFOLIO MANAGER, TITLE	LENGTH OF SERVICE	PAST 5 YEARS’ BUSINESS EXPERIENCE
Zak Summerscale Portfolio Manager	Since inception	Mr. Summerscale is the Chief Investment Officer of European High Yield at Babson Capital (UK) and chairs the Babson Capital (UK) High Yield Investment Committee as well as having direct portfolio management responsibility for several of Babson Capital global and European’s strategies. He is also a member of Babson Capital’s Global Strategy Committee and shares principal responsibility for the day-to-day management of the Babson Global Floating Rate Fund, Babson Global Credit Income Opportunities Fund and Babson Global High Yield Fund.

Babson Capital Funds Trust Prospectus

MANAGEMENT OF THE FUNDS

PORTFOLIO MANAGER, TITLE	LENGTH OF SERVICE	PAST 5 YEARS’ BUSINESS EXPERIENCE
Michael Freno Portfolio Manager	Since inception	Mr. Freno is a Managing Director and Head of Babson Capital’s U.S. High Yield Investments Group for Babson Capital and chairs the Babson Capital U.S. High Yield Investment Committee. He is also a member of Babson Capital’s Global Strategy Committee and shares principal responsibility for the day-to-day management of the Babson Global Floating Rate Fund, Babson Global Credit Income Opportunities Fund, Babson Global High Yield Fund and Babson U.S. High Yield Fund.
Sean Feeley Portfolio Manager	Since inception	Mr. Feeley is a Managing Director and Head of Portfolio Management for Babson Capital’s U.S. High Yield Investments Group and is a lead portfolio manager for various global and U.S. high yield bond total return strategies. He is also a member of Babson Capital’s U.S. High Yield Investment Committee and shares principal responsibility for the day-to-day management of the Babson Global Floating Rate Fund, Babson Global Credit Income Opportunities Fund, Babson Total Return Bond Fund, Babson Global High Yield Fund and Babson U.S. High Yield Fund.
Kam Tugnait Portfolio Manager	Since Inception	Mr. Tugnait is a Managing Director of Babson Capital (UK), where he manages global and European high yield funds and serves as a member of the Babson Capital (UK) High Yield Investment Committee and shares principal responsibility for the day-to-day management of the Babson Global Floating Rate Fund and Babson Global Credit Income Opportunities Fund.
Scott Roth Portfolio Manager	Since Inception	Mr. Roth is a Managing Director in Babson Capital’s U.S. High Yield Investments Group and a lead portfolio manager for various global and U.S. high yield bond total return strategies. He is also a member of Babson Capital’s U.S. High Yield Investment Committee and shares principal responsibility for the day-to-day management of the Babson Global Floating Rate Fund, Babson Global Credit Income Opportunities Fund, Babson Global High Yield Fund and Babson U.S. High Yield Fund.
Tom McDonnell Portfolio Manager	Since Inception	Mr. McDonnell is a Managing Director in Babson Capital’s U.S. High Yield Investments Group, a member of the U.S. High Yield Investment Committee and a lead portfolio manager for various high yield total return strategies. He shares principal responsibility for the day-to-day management of the Babson Global Floating Rate Fund, Babson Global Credit Income Opportunities Fund and Babson U.S. High Yield Fund. Prior to joining Babson Capital in 2005, he worked at Patriarch Partners, LLC, Bank of America, and Bank One.
Martin Horne Portfolio Manager	Since Inception	Mr. Horne is a Managing Director and Head of Research for Babson Capital (UK), where he manages the European loan funds and serves as a member of the Babson Capital (UK) High Yield Investment Committee. He shares principal responsibility for the day-to-day management of the Babson Global Floating Rate Fund, Babson Global Credit Income Opportunities Fund and Babson Global High Yield Fund.

Babson Capital Funds Trust Prospectus

MANAGEMENT OF THE FUNDS

PORTFOLIO MANAGER, TITLE	LENGTH OF SERVICE	PAST 5 YEARS’ BUSINESS EXPERIENCE
Ricardo Adrogué Portfolio Manager	Since Inception	Mr. Adrogué is a Managing Director and Head of Babson Capital’s Emerging Market Debt Group. Prior to joining Babson Capital, he worked at Cabezon Investment Group, LLC. Prior to Cabezon, Dr. Adrogué built a successful track record for Wellington Management Company’s Emerging Market Local Debt program where he managed over $11 billion. He shares principal responsibility for the day-to-day management of the Babson Emerging Markets Debt Blended Total Return Fund and Babson Emerging Markets Local Currency Debt Fund.
William Awad, III Portfolio Manager	Since Inception	Mr. Awad is a Managing Director and portfolio manager in Babson Capital’s Investment Grade Fixed Income Group, specializing in securitized strategies and shares principal responsibility for the day-to-day management of the Babson Active Short Duration Bond Fund and Babson Total Return Bond Fund.
Ronald Desautels Portfolio Manager	Since Inception	Mr. Desautels is a Managing Director and portfolio manager in Babson Capital’s Investment Grade Fixed Income Group, specializing in short duration and inflation indexed strategies. Additionally, he is also responsible for the day-to-day active trading and market-related monitoring of the government sector. He shares principal responsibility for the management of the Babson Active Short Duration Bond Fund.
Cem Karacadag Portfolio Manager	Since Inception	Mr. Karacadag is a Managing Director and co-manager of Babson Capital’s Emerging Markets Sovereign Debt strategy and backup manager for Babson Capital’s Local Debt strategy. He was most recently at OppenheimerFunds, where he worked on sovereign hard currency and local currency investments in Eastern Europe and Asia. He shares principal responsibility for the day-to-day management of the Babson Emerging Markets Debt Blended Total Return Fund and Babson Emerging Markets Local Currency Debt Fund.
David Nagle Portfolio Manager	Since Inception	Mr. Nagle is a Managing Director and Head of Investment Grade Fixed Income at Babson Capital and shares day-to-day management of the Babson Active Short Duration Bond Fund and Babson Total Return Bond Fund.
Brigitte Posch Portfolio Manager	Since Inception	Ms. Posch is a Managing Director and Head of Emerging Markets Corporate Group and portfolio manager for Babson Capital. Prior to joining Babson Capital in October 2013, she was an executive vice president, portfolio manager and Head of Emerging Markets Corporates at PIMCO. Before joining PIMCO, she was a managing director and Head of Latin America securitization and trading at Deutsche Bank. She shares principal responsibility for the day-to-day management of the Babson Emerging Markets Debt Blended Total Return Fund.
Charles Sanford Portfolio Manager	Since Inception	Mr. Sanford is a Managing Director and member of Babson Capital’s Investment Grade Fixed Income Team and shares responsibility for the day-to-day management of the Babson Active Short Duration Bond Fund and Babson Total Return Bond Fund.
Douglas M Trevallion, II	Since Inception	Mr. Trevallion is a Managing Director and member of Babson Capital’s Investment Grade Fixed Income Team specializing in securitized strategies and inflation-indexed strategies and shares responsibility for the day-to-day management of the Babson Active Short Duration Bond Fund.

Babson Capital Funds Trust Prospectus

PRIOR PERFORMANCE FOR SIMILAR ACCOUNTS

Prior Performance for Similar Account (similar to Global Floating Rate Fund)

The performance information below shows prior performance of a discretionary account (“Babson Capital Global Loan Fund” or “Global Loan Fund”) managed by Babson Capital. Global Loan Fund has an investment objective, policies, strategies and restrictions that Babson Capital believes are substantially similar to those of Global Floating Rate Fund, and Global Loan Fund has been managed in substantially the same way that Global Floating Rate Fund is to be managed by Babson Capital. Babson Capital has prepared Global Loan Fund’s performance in compliance with Global Investment Performance Standards (“GIPS”). This methodology differs from the guidelines of the SEC for calculating performance of mutual funds.

Global Floating Rate Fund’s actual performance may vary from the past performance of Global Loan Fund. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. Global Loan Fund is not subject to certain investment limitations, diversification requirements, specific tax restrictions and other requirements under the 1940 Act, and the Code to which Global Floating Rate Fund is subject; had Global Loan Fund been subject to these limitations, requirements and restrictions, its performance might have been adversely affected. Securities held by Global Floating Rate Fund are not identical to the securities held by Global Loan Fund, but Babson Capital believes that Global Floating Rate Fund and Global Loan Fund are managed in a substantially similar style.

The data is provided to illustrate the past performance of Babson Capital in managing a substantially similar account and does not represent the performance of Global Floating Rate Fund. Investors should not consider this performance data as a substitute for the performance of Global Floating Rate Fund, nor should investors consider this data as an indication of future performance of Global Floating Rate Fund, or of Babson Capital. The returns are not intended to predict or suggest the returns that might be experienced by Global Floating Rate Fund or an individual investing in Global Floating Rate Fund.

The performance figures below show the returns on both a gross and net basis. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. The net returns have been adjusted to reflect the operating expenses (and for Class A shares, the maximum initial sales charge (load) imposed on purchases) of Class A, Class C, Class I, and Class Y shares of Global Loan Fund.

Global Loan Fund Annual Total Returns for the period ended March 31, 20151

	1 YEAR	3 YEAR	SINCE INCEPTION[4]
Net Class A (assuming Class A Shares sales charge)[2]	1.89%	3.20%	3.74%
Net Class C2	1.55%	1.55%	1.73%
Net Class I2	1.90%	5.00%	5.18%
Net Class Y2	1.89%	4.99%	5.17%
Gross	3.42%	6.52%	6.70%
Benchmark[3]	3.00%	5.56%	5.60%

1.

Global Loan Fund’s investment objective is to achieve current income. Preservation of capital is a secondary goal. Global Loan Fund invests primarily in senior secured loans and, to a lesser extent senior secured bonds, issued by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands and Bermuda are considered North American and Western European companies. The debt instruments in which Global Loan Fund invests are generally rated sub-investment grade or unrated. Sub-investment grade means an instrument rated on the time of investment below BBB- by S&P or below Baa3 by Moody’s. The loan market in Europe remains largely unrated by the main rating agencies (Moody’s, S&P and Fitch Ratings). Global Loan Fund’s debt investments are primarily in senior secured loans (consisting of assignments and participations) and to a lesser extent in senior secured

Babson Capital Funds Trust Prospectus

PRIOR PERFORMANCE FOR SIMILAR ACCOUNTS

bonds, but also include second lien loans, senior unsecured and subordinated loans, senior and subordinated corporate debt obligations (consisting of bonds, debentures, notes and commercial paper), convertible debt obligations, preferred stock and repurchase agreements.
2.	Net returns reflect the operating expenses and the maximum sales charge (load) imposed on purchases of Class A and Class C Shares of Global Loan Fund, but do not reflect the application of the expense limitation agreement. Net returns reflect the operating expenses of Class Y and Class I Shares of Global Loan Fund but do not reflect the application of the expense limitation agreement.
3.	Global Loan Fund’s benchmark is represented by the market weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index.
4.	Global Loan Fund’s inception date is September 13, 2010.

Prior Performance for Similar Fund (Similar to Active Short Duration Bond Fund)

The performance information below shows prior performance of a mutual fund (“MassMutual Premier Short-Duration Bond Fund”) sub-advised by Babson Capital. MassMutual Premier Short-Duration Bond Fund has an investment objective, policies, strategies and restrictions that Babson Capital believes are substantially similar to those of Active Short Duration Bond Fund, and have been managed in substantially the same way that Babson Capital intends to manage the Active Short Duration Bond Fund.

Active Short Duration Bond Fund’s actual performance may vary from the past performance of MassMutual Premier Short-Duration Bond Fund. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, securities held by Active Short Duration Bond Fund may not be identical to the securities held by MassMutual Premier Short-Duration Bond Fund, but Babson Capital believes the differences do not alter the conclusion that Active Short Duration Bond Fund and MassMutual Premier Short-Duration Bond Fund are managed in a substantially similar style.

The data is provided to illustrate the past performance of Babson Capital in managing a substantially similar account. Investors should not consider this performance data as a substitute for the performance of Active Short Duration Bond Fund, nor should investors consider this data as an indication of future performance of Active Short Duration Bond Fund, or of Babson Capital. The returns are not intended to predict or suggest the returns that might be experienced by Active Short Duration Bond Fund.

The performance figures below show the total returns of MassMutual Premier Short-Duration Bond Fund, including all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. The returns reflect the operating expenses and the maximum initial sales charge (load) imposed on purchases of Class A shares of MassMutual Premier Short-Duration Bond Fund.

MassMutual Premier Short-Duration Bond Fund Annual Total Returns for the period ended March 31, 20151

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION[2]
Net Class A (Ticker: MSHAX) (assuming Class A Shares sales charge)[3]	1.74%	2.33%	3.62%	3.97%
Benchmark[4]	1.04%	1.06%	2.71%	3.61%

1.	MassMutual Premier Short-Duration Bond Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities. In addition, normally, 10% or less of the MassMutual Premier Short-Duration Bond Fund’s total assets will be invested in below investment grade debt securities.
2.	MassMutual Premier Short-Duration Bond Fund Class A’s inception date is December 31, 1997.
3.	MassMutual Premier Short-Duration Bond Fund Class A net returns reflect a 3.50% sales charge.
4.	MassMutual Premier Short-Duration Bond Fund’s benchmark is represented by the Barclays U.S. 1-3 Year Government Bond Index.

Babson Capital Funds Trust Prospectus

PRIOR PERFORMANCE FOR SIMILAR ACCOUNTS

Prior Performance for Similar Fund (Similar to Total Return Bond Fund)

The performance information below shows prior performance of a mutual fund (“MassMutual Premier Diversified Bond Fund”) sub-advised by Babson Capital. MassMutual Premier Diversified Bond Fund has an investment objective, policies, strategies and restrictions that Babson Capital believes are substantially similar to those of Total Return Bond Fund, and have been managed in substantially the same way that Babson Capital intends to manage the Total Return Bond Fund.

Total Return Bond Fund’s actual performance may vary from the past performance of MassMutual Premier Diversified Bond Fund. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, securities held by Total Return Bond Fund may not be identical to the securities held by MassMutual Premier Diversified Bond Fund, but Babson Capital believes the differences do not alter the conclusion that Total Return Bond Fund and MassMutual Premier Diversified Bond Fund are managed in a substantially similar style.

The data is provided to illustrate the past performance of Babson Capital in managing a substantially similar account. Investors should not consider this performance data as a substitute for the performance of Total Return Bond Fund, nor should investors consider this data as an indication of future performance of Total Return Bond Fund, or of Babson Capital. The returns are not intended to predict or suggest the returns that might be experienced by Total Return Bond Fund.

The performance figures below show the total returns of MassMutual Premier Diversified Bond Fund, including all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. The returns reflect the operating expenses and the maximum initial sales charge (load) imposed on purchases of Class A shares of MassMutual Premier Diversified Bond Fund.

MassMutual Premier Diversified Bond Fund Annual Total Returns for the period ended March 31, 20151

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION[2]
Net Class A (Ticker: MDVAX) (assuming Class A Shares sales charge)[3]	5.09%	5.10%	4.98%	5.16%
Benchmark[4]	5.72%	4.41%	4.93%	5.43%

1.	MassMutual Premier Diversified Bond Fund seeks a superior total rate of return by investing in fixed income instruments. These typically include U.S. dollar-denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities. In addition, the MassMutual Premier Diversified Bond Fund may invest up to 25% of its net assets in below investment grade debt securities.
2.	MassMutual Premier Diversified Bond Fund Class A’s inception date is May 05, 1999.
3.	MassMutual Premier Diversified Bond Fund Class A net returns reflect a 4.75% sales charge.
4.	MassMutual Premier Diversified Bond Fund’s benchmark is represented by the Barclays U.S. Aggregate Bond Index.

Prior Performance for Similar Account (Similar to Emerging Markets Local Currency Debt Fund)

The performance information below shows prior performance of a discretionary account (“Babson Capital Emerging Markets Local Debt Fund” or “EM Local Debt Fund”) managed by Babson Capital. EM Local Debt Fund is the only fund or private account that Babson Capital has managed with an investment objective, policies, strategies and restrictions that Babson Capital believes is substantially similar to those of Babson Emerging Markets Local Currency Debt Fund, and EM Local Debt Fund has been managed in substantially the same way that Babson Emerging Markets Local Currency Debt Fund is to be managed by Babson Capital. Babson Capital has prepared EM Local Debt Fund’s performance in compliance with Global Investment Performance Standards (“GIPS”). This methodology differs from the guidelines of the SEC for calculating performance of mutual funds.

Babson Capital Funds Trust Prospectus

PRIOR PERFORMANCE FOR SIMILAR ACCOUNTS

Emerging Markets Local Currency Debt Fund’s actual performance may vary from the past performance of EM Local Debt Fund. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. EM Local Debt Fund is not subject to certain investment limitations, diversification requirements, specific tax restrictions and other requirements under the 1940 Act, and the Code that Emerging Markets Local Currency Debt Fund is subject to, which, had they applied, might have adversely affected its performance. In addition, securities held by Emerging Markets Local Currency Debt Fund are not identical to the securities held by EM Local Debt, but Babson Capital believes the differences do not alter the conclusion that Emerging Markets Local Currency Debt Fund and EM Local Debt are managed in a substantially similar style.

The data is provided to illustrate the past performance of Babson Capital in managing a substantially similar account and does not represent the performance of Emerging Markets Local Currency Debt Fund. Investors should not consider this performance data as a substitute for the performance of Emerging Markets Local Currency Debt Fund, nor should investors consider this data as an indication of future performance of Emerging Markets Local Currency Debt Fund, or of Babson Capital. The returns are not intended to predict or suggest the returns that might be experienced by Emerging Markets Local Currency Debt Fund or an individual investing in Emerging Markets Local Currency Debt Fund.

The performance figures below show the returns on both a gross and net basis. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. The net returns have been adjusted to reflect the operating expenses and the maximum initial sales charge (load) imposed on purchases of Class A, Class C, Class I, and Class Y Shares of EM Local Debt Fund.

EM Local Debt Fund Annual Total Returns for the period ended March 31, 20151

SINCE INCEPTION[4]
Net Class A (assuming Class A Shares sales charge)[2]	(11.13)%
Net Class C2	(8.01)%
Net Class I2	(7.01)%
Net Class Y2	(7.01)%
Gross	(5.66)%
Benchmark[3]	(11.40)%

1.	EM Local Debt Fund’s investment objective is to seek long-term total return through investment in a diversified portfolio of emerging markets local currency-denominated debt securities. The “total return” sought by EM Local Debt Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular emerging market government, industry sector or security. To achieve its objective, EM Local Debt Fund will invest under normal circumstances primarily in an actively managed diversified portfolio consisting of local currency fixed income instruments issued by emerging markets governments and their quasi sovereign agencies (including supranational and sub-national government issuers). The fixed income instruments in which EM Local Debt Fund invests may be fixed or floating rate and will primarily be listed or traded on recognized markets and may include corporate and supranational bonds and notes, government bonds, emerging markets sovereign issues, covered bonds, U.S. and G10 country treasury obligations, mortgage, commercial mortgage and asset-backed securities, corporate debt and credit linked notes. Credit linked notes are debt securities of issuers whose interest payments and/or payment at maturity depend on the performance of one or more underlying credit exposures.
2.	Net returns reflect the operating expenses and the maximum sales charge (load) imposed on purchases of Class A and Class C Shares of EM Local Debt Fund, but do not reflect the application of the expense limitation agreement. Net returns reflect the operating expenses of Class Y and Class I Shares of EM Local Debt Fund but do not reflect the application of the expense limitation agreement.
3.	EM Local Debt Fund’s benchmark is represented by the JPMorgan Government Bond Index – Emerging Markets Global Diversified Index.
4.	EM Local Debt Fund’s inception date is April 16, 2014.

Babson Capital Funds Trust Prospectus

PRIOR PERFORMANCE FOR SIMILAR ACCOUNTS

Prior Performance for Similar Account (similar to Global High Yield Fund)

The performance information below shows prior performance of a discretionary account (“Babson Capital Global High Yield Bond Fund” or “BC Global High Yield Bond Fund”) managed by Babson Capital. BC Global High Yield Bond Fund is the only fund or private account that Babson Capital has managed with an investment objective, policies, strategies and restrictions that Babson Capital believes is substantially similar to those of Global High Yield Fund, and BC Global High Yield Bond Fund has been managed in substantially the same way that Global High Yield Fund is to be managed by Babson Capital. Babson Capital has prepared BC Global High Yield Bond Fund’s performance in compliance with Global Investment Performance Standards (“GIPS”). This methodology differs from the guidelines of the SEC for calculating performance of mutual funds.

Global High Yield Fund’s actual performance may vary from the past performance of BC Global High Yield Bond Fund. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. BC Global High Yield Bond Fund is not subject to certain investment limitations, diversification requirements, specific tax restrictions and other requirements under the 1940 Act, and the Code that Global High Yield Fund is subject to, which, had they applied, might have adversely affected its performance. In addition, securities held by Global High Yield Fund are not identical to the securities held by BC Global High Yield Bond Fund, but Babson Capital believes the differences do not alter the conclusion that Global High Yield Fund and BC Global High Yield Bond Fund are managed in a substantially similar style.

The data is provided to illustrate the past performance of Babson Capital in managing a substantially similar account and does not represent the performance of Global High Yield Fund. Investors should not consider this performance data as a substitute for the performance of Global High Yield Fund, nor should investors consider this data as an indication of future performance of Global High Yield Fund, or of Babson Capital. The returns are not intended to predict or suggest the returns that might be experienced by Global High Yield Fund or an individual investing in Global High Yield Fund.

The performance figures below show the returns on both a gross and net basis. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. The net returns have been adjusted to reflect the operating expenses and the maximum initial sales charge (load) imposed on purchases of Class A, Class C, Class I, and Class Y Shares of BC Global High Yield Bond Fund.

BC Global High Yield Bond Fund Annual Total Returns for the period ended March 31, 20151

	1 YEAR	3 YEAR	SINCE INCEPTION[4]
Net Class A (assuming Class A Shares sales charge)[2]	1.76%	5.17%	8.66%
Net Class C2	1.58%	6.59%	9.44%
Net Class I2	2.58%	7.59%	10.44%
Net Class Y2	2.58%	7.59%	10.44%
Gross	3.83%	8.84%	11.69%
Benchmark[3]	1.93%	4.43%	7.19%

1.	BC Global High Yield Bond Fund’s investment objective is to provide high current income generation and, where appropriate, capital appreciation. To achieve its objective, BC Global High Yield Bond Fund will invest principally in a portfolio of high yield fixed and floating rate corporate debt Instruments, focusing primarily on North American and European high yield Instruments which are listed or traded on recognized markets in Europe or North America.
2.	Net returns reflect the operating expenses and the maximum sales charge (load) imposed on purchases of Class A and Class C Shares of BC Global High Yield Bond Fund, but do not reflect the application of the expense limitation agreement. Net returns reflect the operating expenses of Class Y and Class I Shares of BC Global High Yield Bond Fund but do not reflect the application of the expense limitation agreement.
3.	BC Global High Yield Bond Fund’s benchmark is represented by the Bank of America Merrill Non-Financial High Yield Constrained Index.
4.	BC Global High Yield Bond Fund’s inception date is April 30, 2012.

Babson Capital Funds Trust Prospectus

PRIOR PERFORMANCE FOR SIMILAR ACCOUNTS

Prior Performance for Similar Fund (Similar to U.S. High Yield Fund)

The performance information below shows prior performance of a mutual fund (“MassMutual Premier High Yield Fund”) sub-advised by Babson Capital. MassMutual Premier High Yield Fund has an investment objective, policies, strategies and restrictions that Babson Capital believes are substantially similar to those of U.S. High Yield Fund, and have been managed in substantially the same way that Babson Capital intends to manage the U.S. High Yield Fund.

U.S. High Yield Fund’s actual performance may vary from the past performance of MassMutual Premier High Yield Fund. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, securities held by U.S. High Yield Fund may not be identical to the securities held by MassMutual Premier High Yield Fund, but Babson Capital believes the differences do not alter the conclusion that U.S. High Yield Fund and MassMutual Premier High Yield Fund are managed in a substantially similar style.

The data is provided to illustrate the past performance of Babson Capital in managing a substantially similar account. Investors should not consider this performance data as a substitute for the performance of U.S. High Yield Fund, nor should investors consider this data as an indication of future performance of U.S. High Yield Fund, or of Babson Capital. The returns are not intended to predict or suggest the returns that might be experienced by U.S. High Yield Fund.

The performance figures below show the total returns of MassMutual Premier High Yield Fund, including all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. The returns reflect the operating expenses imposed on purchases of the Service Share Class of MassMutual Premier High Yield Fund.

MassMutual Premier High Yield Fund Annual Total Returns for the period ended March 31, 20151

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION[2]
Net Service Class[3] (Ticker: DLHYX)	1.48%	9.64%	7.40%	7.97%
Benchmark[4]	2.00%	8.59%	8.18%	7.86%

1.	MassMutual Premier High Yield Fund seeks a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, MassMutual Premier High Yield Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by S&P (using the lower rating)). MassMutual Premier High Yield Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, Babson Capital does not expect to invest more than 20% of MassMutual Premier High Yield Fund’s total assets in bank loans.
2.	MassMutual Premier High Yield Fund Service Class’ inception date is September 5, 2000.
3.	MassMutual Premier High Yield Fund Service Class net returns reflect net operating expenses of 75 basis points per annum.
4.	MassMutual Premier High Yield Fund’s benchmark is represented by the Barclays U.S. Corporate High-Yield Bond Index.

Distributor of the Funds

Each Fund’s shares are offered for sale through ALPS Distributors, Inc. (the “Distributor”). Shareholders and Financial Intermediaries (as defined under “How to Buy Shares”) should not send any transaction or account requests to the Distributor. Transaction or account requests should be directed to “Babson Capital Funds – (Fund Name),” c/o State Street Bank and Trust, Attn: Transfer Agent, 100 Huntington Avenue, Mail Stop CPH0255, Boston, MA 02116.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of such Fund’s portfolio securities is available (i) in the SAI and (ii) on the Funds’ website at http://www.babsoncapital.com.

Babson Capital Funds Trust Prospectus

HOW TO BUY SHARES

You can purchase shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Funds from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Distributor with respect to the sale of shares of the Funds (a “Financial Intermediary”). Your Financial Intermediary can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Funds have authorized Financial Intermediaries to receive purchase and redemption orders on their behalf. Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds are deemed to have received a purchase or redemption order when a Financial Intermediary or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact your Financial Intermediary if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Intermediary or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders are priced at a Fund’s net asset value per share next computed after the orders are received by a Financial Intermediary or its authorized designee in good order. Investors may be charged a fee by their Financial Intermediaries, payable to the Financial Intermediary and not to a Fund, if investors effect a transaction in Fund shares through either a Financial Intermediary or its authorized designee.

The USA PATRIOT Act may require a Fund, a Financial Intermediary or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open an account. If a Fund, a Financial Intermediary or authorized designee is unable to verify your customer information, such Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Funds:

METHOD	INSTRUCTIONS
Through your Financial Intermediary	Your Financial Intermediary can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Intermediary must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Intermediary may charge you fees for executing the purchase for you.
By exchange	You or your Financial Intermediary may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by Babson Capital Management for shares of the same class of a Fund, subject to the conditions described in “Exchange of Shares” below. In addition, you or your Financial Intermediary may exchange shares of a class of a Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchange of Shares” below. To exchange, send written instructions to the applicable Fund, at the address noted below[1] or call 1-855-439-5459.
By wire	You may purchase shares of a Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1-855-439-5459 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire.

Babson Capital Funds Trust Prospectus

HOW TO BUY SHARES

METHOD	INSTRUCTIONS
To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Babson Capital Funds – (Fund Name), at the address noted below.[1] After completing a new account application, please call 1-855-439-5459 to obtain your account number. Please include your account number on the wire.
By electronic funds transfer via an automated clearing house (“ACH”) transaction[2]	You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1-855-439-5459. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

1.	Regular and Overnight Mail: Send to “Babson Capital Funds – (Fund Name),” c/o State Street Bank and Trust, Attn: Transfer Agent, 100 Huntington Avenue, Mail Stop CPH0255, Boston, MA 02116.
2.	The redemption of shares purchased by ACH transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the applicable Fund.

Investment Minimums*

	CLASS A	CLASS C	CLASS I	CLASS Y
Initial Investment	$1,000	$1,000	$500,000	$100,000
Subsequent Investments	$250	$250	$250	$250

*	For retirement plans, the investment minimum is $250 for each of the initial investment and subsequent investments.

Each Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. Each Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. No Fund may reject or cancel purchase orders more than two business days following receipt by the Fund of such purchase orders. Each Fund will not accept any redemption request that is not in good order. In addition, without notice, a Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Babson Capital Funds Trust Prospectus

SHAREOWNER GUIDE – HOW TO INVEST IN THE FUNDS

Each Fund offers different classes of Fund shares, each of which has different expenses and other characteristics. The following are some of the main characteristics of the Funds’ Class A, Class C, Class I and Class Y Shares offered in this Prospectus.

Choosing a Share Class

Each Fund offers four classes of shares in this Prospectus – Class A, Class C, Class I and Class Y. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $500,000 or more cannot be made in Class C Shares. Based on your personal situation, your Financial Intermediary can help you decide which class of shares makes the most sense for you. Your Financial Intermediary is entitled to receive compensation for purchases made through him or her and may receive differing compensation for selling different classes of shares.

Sales Charges

You may be subject to an initial sales charge when you purchase shares or a contingent deferred sales charge (“CDSC”) when you redeem your shares. These sales charges are described below. In certain circumstances, the sales charges may be waived, as described below and in the SAI.

Class A Shares

Your purchases of Class A Shares are made at the public offering price for these shares, that is, the net asset value per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in a Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge is paid as a commission to your Financial Intermediary on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the tables below.

Active Short Duration Bond Fund

	SALES CHARGE
AMOUNT INVESTED	AS A % OF THE PUBLIC OFFERING PRICE	AS A % OF YOUR NET INVESTMENT	% OF OFFERING PRICE PAID TO FINANCIAL INTERMEDIARY
All Trades	0.00	0.00	None	*

*	Please refer to ‘Distribution and Service Fees’ section for all distribution and service fees paid by each Fund.

Babson Capital Funds Trust Prospectus

SHAREOWNER GUIDE – HOW TO INVEST IN THE FUNDS

Global Floating Rate Fund

	SALES CHARGE
AMOUNT INVESTED	AS A % OF THE PUBLIC OFFERING PRICE	AS A % OF YOUR NET INVESTMENT	% OF OFFERING PRICE PAID TO FINANCIAL INTERMEDIARY
Less than $100,000	3.00	3.09	2.50
$100,000 to $250,000	2.50	2.56	2.00
$250,000 to $500,000	2.00	2.04	1.50
Greater than $500,000[1]	0.00	0.00	Up to 1.00

[1]	No sales charge is payable at the time of purchase on investments of $500,000 or more. The principal underwriter will pay a commission to financial intermediaries on sales of $500,000 or more as follows: 1.00% on amounts of $500,000 or more but less than $1 million; 0.75% on amounts of $1 million but less than $3 million; 0.65% on amounts of $3 million but less than $5 million; 0.50% on amounts of $5 million or more. Class A shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of purchase. The 12–month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs. Prior to the thirteenth month, the distributor will retain the distribution and service fees described in the ‘Distribution and Service Fees’ section. Please refer to ‘Distribution and Service Fees’ section for all distribution and service fees paid by each Fund.

Total Return Bond Fund / Global High Yield Fund / U.S. High Yield Fund

	SALES CHARGE
AMOUNT INVESTED	AS A % OF THE PUBLIC OFFERING PRICE	AS A % OF YOUR NET INVESTMENT	% OF OFFERING PRICE PAID TO FINANCIAL INTERMEDIARY
Less than $100,000	4.00	4.17	3.50
$100,000 to $250,000	3.25	3.36	2.75
$250,000 to $500,000	2.75	2.83	2.25
Greater than $500,000[1]	0.00	0.00	Up to 0.50

[1]	No sales charge is payable at the time of purchase on investments of $500,000 or more. The principal underwriter will pay a commission to financial intermediaries on sales of $500,000 or more as follows: 0.50% on amounts of $500,000 or more but less than $1 million; 0.45% on amounts of $1 million but less than $3 million; 0.40% on amounts of $3 million but less than $5 million; 0.25% on $5 million or more. Class A shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of purchase. The 12–month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs. Prior to the thirteenth month, the distributor will retain the distribution and service fees described in the ‘Distribution and Service Fees’ section. Please refer to ‘Distribution and Service Fees’ section for all distribution and service fees paid by each Fund.

Babson Capital Funds Trust Prospectus

SHAREOWNER GUIDE – HOW TO INVEST IN THE FUNDS

Global Credit Income Opportunities Fund / Emerging Markets Debt Blended Total Return Fund / Emerging Markets Local Currency Debt Fund

	SALES CHARGE
AMOUNT INVESTED	AS A % OF THE PUBLIC OFFERING PRICE	AS A % OF YOUR NET INVESTMENT	% OF OFFERING PRICE PAID TO FINANCIAL INTERMEDIARY
Less than $100,000	4.00	4.17	3.50
$100,000 to $250,000	3.25	3.36	2.75
$250,000 to $500,000	2.75	2.83	2.25
Greater than $500,000[1]	0.00	0.00	Up to 1.00

[1]	No sales charge is payable at the time of purchase on investments of $500,000 or more. The principal underwriter will pay a commission to financial intermediaries on sales of $500,000 or more as follows: 1.00% on amounts of $500,000 or more but less than $1 million; 0.75% on amounts of $1 million but less than $3 million; 0.65% on amounts of $3 million but less than $5 million; 0.50% on amounts of $5 million or more. Class A shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of purchase. The 12–month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs. Prior to the thirteenth month, the distributor will retain the distribution and service fees described in the ‘Distribution and Service Fees’ section. Please refer to ‘Distribution and Service Fees’ section for all distribution and service fees paid by each Fund.

Reduced Class A Sales Charges for Larger Investments

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of a Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Distributor and your Financial Intermediary, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. A Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Babson Capital Funds (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Manager and distributed by the Distributor and as otherwise permitted from time to time by the Board of Trustees.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege.

In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares through self-directed investment brokerage accounts without charging transaction fees to their clients or through other platforms. See the SAI for a description of this and other situations in which sales charges are reduced or waived.

Babson Capital Funds Trust Prospectus

SHAREOWNER GUIDE – HOW TO INVEST IN THE FUNDS

Each Fund makes available free of charge on its website (http://www.babsoncapital.com) information regarding its sales charges, arrangements that result in breakpoints of the sales charges, the methods used to value accounts in order to determine whether an investor has met a breakpoint and the information investors must provide to verify eligibility for a breakpoint. Hyperlinks that facilitate access to such information are available on the Funds’ website.

Class C Shares

Your purchases of Class C Shares are made at the net asset value per share for Class C Shares. Although Class C Shares have no front-end sales charge, they carry a CDSC of 1.00% (except for Active Short Duration Bond Fund which has a CDSC of 0.50%) that is applied to shares sold within the first year after they are purchased. After holding Class C Shares for one year, you may sell them at any time without paying a CDSC. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. The Distributor pays your Financial Intermediary an up-front commission of 1.00% on sales of Class C Shares.

Distribution and Service Fees

Each Fund is authorized under separate distribution plans (each a “Plan” and collectively the “Plans”) to use the assets attributable to such Fund’s Class A and Class C Shares to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A and Class C Shares and the services provided to you by your Financial Intermediary. The Plans operate in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plans, distribution and service fees paid by each Fund to the Distributor equal to an annual rate of .25% of average daily net assets attributable to Class A Shares and 1.00% of average daily net assets attributable to Class C Shares. The Distributor may pay all or a portion of these fees to Financial Intermediaries whose clients own shares of the Funds. Because the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Plans authorize any other payments by the Funds to the Distributor and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Funds. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of Financial Industry Regulatory Authority (“FINRA”).

The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plans must be approved by the Board of Trustees in the manner provided in the foregoing sentence. A Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plans, from time to time the Funds may pay Financial Intermediaries account-based fees for networking and account maintenance.

In addition, Babson Capital may, from time to time, at its own expense out of its own financial resources, make cash payments to Financial Intermediaries as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. Such cash payments may be calculated on sales of shares of the Funds (“Sales-Based Payments”) or on the average daily net assets of the Funds attributable to that particular Financial Intermediary

Babson Capital Funds Trust Prospectus

SHAREOWNER GUIDE – HOW TO INVEST IN THE FUNDS

(“Asset-Based Payments”). Babson Capital may agree to make such cash payments to a Financial Intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments. Babson Capital may also make other cash payments to Financial Intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those Financial Intermediaries and their families to places within or outside the U.S.; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Funds sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer that is a Financial Intermediary; or other expenses as determined in Babson Capital’s discretion. In certain cases these other payments could be significant to Financial Intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Funds, the amount that the Funds will receive as proceeds from such sales, or the amounts payable under the Plans. Babson Capital determines the cash payments described above in its discretion in response to requests from Financial Intermediaries, based on factors it deems relevant. Financial Intermediaries may not use sales of the Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by the Distributor to any Financial Intermediary in connection with the distribution of any shares of the Funds will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, Babson Capital may utilize its own resources to compensate the Distributor for distribution or service activities on behalf of the Funds. These payments are not reflected in the annual fund operating expenses section of the “Fees and Expenses of the Fund” table for the Funds.

Contingent Deferred Sales Charges

As described above, certain investments in Class A and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC is applied to the net asset value at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Funds will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

Class Y Shares

Class Y Shares are sold at the net asset value per share without a sales charge through Financial Intermediaries that have special agreements with the Distributor, or the Manager or its affiliates, for that purpose.

A Financial Intermediary that buys Class Y Shares for its customers’ accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring a Fund’s other classes of shares (other than the time those orders must be received by the Transfer Agent) and some of the special account features available to investors buying other classes of shares do not apply to Class Y Shares. Instructions for buying, selling, exchanging or transferring Class Y Shares must be submitted by the Financial Intermediary, not by its customers for whose benefit the shares are held.

Present and former officers, directors, trustees and employees (and their eligible family members) of each Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y Shares of each Fund.

Class I Shares

Class I Shares are only available to eligible institutional investors and the ReFlow Liquidity Program. To be eligible to purchase Class I Shares, an investor must:

—	make a minimum initial investment of $500,000 or more per account (waived for retirement plan service provider platforms);

Babson Capital Funds Trust Prospectus

SHAREOWNER GUIDE – HOW TO INVEST IN THE FUNDS

—	trade through an omnibus, trust, or similar pooled account; and

—	be an “institutional investor” which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans; retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; and family offices.

Eligible Class I investors will not receive any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called “finder’s fees,” administrative fees or other similar fees on Class I Shares. Class I Shares are not available directly to individual investors. Individual shareholders who purchase Class I Shares through retirement plans or other intermediaries will not be eligible to hold Class I Shares outside of their respective retirement plan or intermediary platform.

Class I Shares are sold at the net asset value per share without a sales charge. An institutional investor that buys Class I Shares for its customers’ accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring each Fund’s other classes of shares (other than the time those orders must be received by the Transfer Agent), and most of the special account features available to investors buying other classes of shares, do not apply to Class I Shares.

Availability of Information

Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Funds’ website at http://www.babsoncapital.com, which provides links to the Prospectus and SAI containing the relevant information.

Babson Capital Funds Trust Prospectus

REDEMPTION OF SHARES

Each Fund redeems its shares based on the net asset value next determined after the Transfer Agent or the Financial Intermediary receives your redemption request in good order. Each Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact the Transfer Agent if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of net asset value per share.

You can redeem shares of a Fund on any day that the NYSE is open for business. Each Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for a Fund to dispose of its securities or fairly determine the net asset value of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Funds are intended for long-term investors and not for those who wish to trade frequently in shares of the Funds. The Funds believe that excessive short-term trading of shares of the Funds, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. Each Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading. Pursuant to such policy, a Fund shareholder who, through one or more accounts, completes two round-trips within 90 days generally will be deemed to be market timing or trading excessively in Fund shares. “Two round-trips within 90 days” means either (1) a purchase of Fund shares followed by a redemption of Fund shares followed by a purchase followed by a redemption or (2) a redemption of Fund shares followed by a purchase of Fund shares followed by a redemption followed by a purchase, in either case with the final transaction in the sequence occurring within 90 days of the initial transaction in the sequence. Purchases and redemptions subject to the limitation include those made by exchanging to or from another Fund.

Under the policy, each Fund or its Transfer Agent or principal underwriter has the right to reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of an investor to invest in the Funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading.

Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in a Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Fund has any arrangement to permit market timing. Investments in Emerging Markets Debt Blended Total Return Fund and Emerging Markets Local Currency Debt Fund by ReFlow in connection with the ReFlow liquidity program (which is described under “Description of Principal Investments” above) are not subject to the two round-trips within 90 days limitation described in “Redemption of Shares” above.

Babson Capital Funds Trust Prospectus

REDEMPTION OF SHARES

The following Fund share transactions (to the extent permitted by a Fund’s prospectus) generally are exempt from the market timing and excessive trading policy described above because they generally do not raise market timing or excessive trading concerns:

—	transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g., for failure to meet applicable account minimums);

—	transactions involving an exchange or conversion of shares of different classes of a single Fund;

—	transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and Financial Intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to a Fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by a Fund and may increase costs to a Fund and interfere with efficient portfolio management.

Financial Intermediaries may impose short-term trading restrictions that differ from those of the Funds. Under policies adopted by the Board of Trustees, Financial Intermediaries are permitted to apply a Fund’s excessive trading policy (described above), or their own excessive trading policy as disclosed to the Fund. Any shareholder purchasing shares of a Fund through a Financial Intermediary should check with the Financial Intermediary or the Fund to determine whether the shares are subject to a short-term trading fee. In these cases, a Fund typically does not request or receive individual account data but relies on the Financial Intermediary to monitor trading activity in good faith in accordance with its or the Fund’s policies. Reliance on Financial Intermediaries increases the risk that excessive trading may go undetected. For other Financial Intermediaries that have not established a trading activity policy, each Fund generally monitors trading activity at the omnibus account level to attempt to identify disruptive trades. A Fund may request transaction information, as frequently as daily, from any Financial Intermediary at any time, and may apply the Fund’s policy to transactions that exceed thresholds established by the Board of Trustees. There is no assurance that a Fund will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

Each Fund monitors aggregate trading activity of Financial Intermediary transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by a Financial Intermediary will lead to fund blocks and the wrap program will lose its qualified status. Financial Intermediary transactions are not matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions are subject to a Fund’s excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the Financial Intermediary directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by a Financial Intermediary who agrees to give a Fund sufficient information to permit the Fund to identify the individual accounts in the wrap program.

Babson Capital Funds Trust Prospectus

REDEMPTION OF SHARES

You may redeem shares of a Fund through your Financial Intermediary or its authorized designee. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are the methods for redeeming shares:

METHOD	INSTRUCTIONS
Through your Financial Intermediary	Your Financial Intermediary can help you redeem shares on your behalf. To receive the current trading day’s price, your Financial Intermediary must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Intermediary may charge you fees for executing the purchase for you.
Proceeds by bank wire	The Funds accept telephone requests for wire redemption. The Funds will send a wire to either a bank designated on your new account application or on a subsequent letter in good order. The proceeds are normally wired on the next business day.

Involuntary Redemption

A Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below the stated share class minimum as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if a Fund initiates such action and allowed 30 days to increase the value of your account to at least the stated share class minimum.

Redemption Proceeds

A redemption request received by a Fund will be effected at the net asset value per share next determined after the Fund receives the request in good order.

The Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Manager or the Board of Trustees believes that it would be in a Fund’s best interests not to pay redemption proceeds in cash. In addition, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

If a Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities), you could find it more difficult to sell such securities and may not be able to sell such securities at all or at prices that reflect the Manager’s or your assessment of their fair value or the amount paid for them by the Funds. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-advantaged retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Tax Matters”).

Cost Basis Reporting

Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a Financial Intermediary, your Financial Intermediary generally will be required to provide you and the Internal Revenue

Babson Capital Funds Trust Prospectus

REDEMPTION OF SHARES

Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. Please contact the Funds at 1-855-439-5459 or consult your Financial Intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

EXCHANGE OF SHARES

Shareholders of a Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Babson Capital Funds (a “Cross-Fund Exchange”) and such exchanges will be effected at the relative daily net asset values per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). The exchange must meet the minimum purchase requirements of the Fund into which the shareholder is exchanging. Read the Prospectus carefully before investing.

If the shares of the Funds that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the Cross-Fund Exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares.

Shareholders of a Fund may exchange their shares in a class of a Fund on any business day for shares of a different class of the same Fund (a “Same-Fund Exchange”) and such exchanges will be effected at the relative daily net asset values per share (see “Redemption of Shares”). The exchange must meet the minimum purchase requirements of the share class into which the shareholder is exchanging. Read the Prospectus carefully before investing.

If the shares of the Funds that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will be charged that CDSC upon the Same-Fund Exchange. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Funds and/or their shareholders. The Funds may also terminate your exchange privilege if the Manager determines that your exchange activity is likely to adversely impact its ability to manage the Funds or if the Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-advantaged retirement plan or other tax-advantaged arrangement, an exchange, other than a Same-Fund Exchange, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. A Same-Fund Exchange is not expected to result in your realization of a gain or loss for U.S. federal income tax purposes.

Babson Capital Funds Trust Prospectus

NET ASSET VALUE

The net asset value of each Fund equals the total value of a Fund’s portfolio investments and other assets, less any liabilities. For purposes of calculating net asset value, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which market quotations are not readily available may be fair valued in good faith by reference to other securities or indexes, or otherwise, by the Funds’ valuation committee, consisting of Fund officers who are also employees of the Manager, pursuant to written policies adopted by, and under the supervision of, the Board of Trustees. The Funds generally use pricing services to value most loans and other debt securities. The Funds may fair value loans or other securities pursuant to written policies adopted by, and under the supervision of, the Board of Trustees if approved pricing services do not recommend a value for such loans or other securities or the value recommended is deemed unreliable. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close (as defined below).

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Fixed income securities with a remaining maturity of 61 days or more are valued using values supplied by approved independent third-party pricing services or broker/dealers. In valuing securities, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to, proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

Exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange. Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or another broker/dealer.

Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. The Fund has implemented fair value pricing on a daily basis for securities of foreign issuers. The fair value pricing utilizes the quotations of an independent pricing service. Trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed.

The net asset value of each Fund’s shares are determined daily on any day that the NYSE is open for trading, as of the close of regular trading on the NYSE that day (normally 4:00 p.m., Eastern time) (the “NYSE Close”). Domestic debt securities or instruments and foreign securities or instruments are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agent after the Fund’s net asset value has been calculated on a particular day is not used to retroactively adjust the price of a security or the Fund’s net asset value determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using the WM16 Rate provided by the WM Company for the Funds, except for the Emerging Markets Local Currency Debt Fund for which investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using the WM11 Rate. As a result, the net asset value of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed.

In unusual circumstances, instead of valuing securities in the usual manner, a Fund may value securities at fair value as determined in good faith by the Board of Trustees or the Funds’ Valuation Committee, generally based upon recommendations provided by the Manager and the Fund’s sub-adviser(s). Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

Babson Capital Funds Trust Prospectus

DIVIDENDS AND DISTRIBUTIONS

Each Fund shall declare a dividend daily based on the Manager’s projections of the Fund’s estimated net investment income and distribute such dividend monthly. Each Fund shall pay any capital gain distributions on an annual basis. You may have dividends or capital gain distributions that are declared by a Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or in Fund shares at the time you purchase your shares. You may change this election by notifying a Fund in writing at any time prior to the record date for a particular dividend or distribution. Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of a Fund. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment receive a price based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or make any capital gain distributions.

TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to an investment in a Fund; it reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. Other tax considerations may apply to particular investors, including shareholders that are not “United States persons” as defined in the Code. In addition, income earned through an investment in the Funds may be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

Each Fund has elected or intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order for a Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If a Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax at the Fund level on income and gains that it distributes to shareholders. A Fund’s failure to qualify as a RIC would result in Fund-level taxation and, consequently, would likely materially reduce the investment return to shareholders.

For U.S. federal income tax purposes, Fund distributions are generally taxable as described herein, whether a shareholder receives them in cash or in additional shares of the Fund. (See “Dividends and Distributions” above.)

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Distributions from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that a Fund owns or is considered to have owned for one year or less, or of gains characterized as market discount from the disposition of or payments on bonds are taxable to shareholders as ordinary income.

Dividends derived from “qualified dividend income” and properly reported as such by a Fund are taxed to individual shareholders at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Neither Fund expects a significant portion of distributions to be derived from qualified dividend income.

A 3.8% Medicare contribution tax is generally imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, dividends, including capital gain dividends, paid by a Fund, and any net gain recognized on the sale or exchange of Fund shares.

Babson Capital Funds Trust Prospectus

TAX MATTERS

Each Fund provides shareholders with detailed federal tax information regarding distributions for each calendar year, early in the following year.

Dividends and distributions on Fund shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed.

Any gain or loss that results from the redemption of a Fund’s shares or exchange of a Fund’s shares for shares of another Fund will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s yield on those investments. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations. In addition, certain of a Fund’s investments, including certain debt instruments, derivatives, and foreign securities or foreign currencies, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

Backup withholding is generally required with respect to taxable distributions paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28%. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

The above is a general summary of the tax implications of investing in a Fund. Please refer to the SAI for further details. Also, you should consult your tax adviser for more information on your own tax situation, including U.S. federal and possible foreign, state and local taxes.

MAILINGS TO SHAREHOLDERS

In order to reduce duplicative mail and expenses of the Funds, we may, in accordance with applicable law, send a single copy of the Funds’ Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of a Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling 1-855-439-5459. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

Babson Capital Funds Trust Prospectus

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each of Global Floating Rate Fund’s and Global Credit Income Opportunities Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each of Global Floating Rate Fund and Global Credit Income Opportunities Fund (assuming reinvestment of all dividends and distributions). The information for the period ended June 30, 2014 has been audited by Deloitte & Touche LLP, whose report, along with each of Global Floating Rate Fund’s and Global Credit Income Opportunities Fund’s financial statements, is included in the Funds’ Annual Report. The information for the semi-annual period ended December 31, 2014 is unaudited, and is included in the Funds’ Semi-Annual Report to Shareholders. Each of the Funds’ Annual Report and Semi-Annual Report to Shareholders is incorporated by reference into this Prospectus, and is available free of charge on the Funds’ website, http://www.babsoncapital.com.

Global Floating Rate Fund (per common share data)

INVESTMENT OPERATIONS:	LESS DIVIDENDS AND DISTRIBUTIONS FROM NET INVESTMENT INCOME:
PERIOD ENDED	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME[3]	NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	TOTAL INCREASE FROM INVESTMENT OPERATIONS	FROM NET INVESTMENT INCOME

Class A
December 31, 2014[1]	$10.10	0.22	(0.40)	(0.18)	(0.47)
June 30, 2014[2]	10.00	0.30	0.08	0.38	(0.18)

Class C
December 31, 2014[1]	$10.16	0.19	(0.41)	(0.22)	(0.43)
June 30, 2014[2]	10.00	0.24	0.07	0.31	(0.15)

Class I
December 31, 2014[1]	$10.21	0.24	(0.41)	(0.17)	(0.48)
June 30, 2014[2]	10.00	0.30	0.10	0.40	(0.19)

Class Y
December 31, 2014[1]	$10.21	0.24	(0.41)	(0.17)	(0.48)
June 30, 2014[2]	10.00	0.30	0.10	0.40	(0.19)

Babson Capital Funds Trust Prospectus

FINANCIAL HIGHLIGHTS

Global Credit Income Opportunities Fund (per common share data)

INVESTMENT OPERATIONS:	LESS DIVIDENDS AND DISTRIBUTIONS FROM NET INVESTMENT INCOME:
PERIOD ENDED	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME[3]	NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	TOTAL INCREASE FROM INVESTMENT OPERATIONS	FROM NET INVESTMENT INCOME

Class A
December 31, 2014[1]	$10.45	0.26	(0.66)	(0.40)	(0.51)
June 30, 2014[2]	10.00	0.40	0.33	0.73	(0.28)

Class C
December 31, 2014[1]	$10.45	0.23	(0.68)	(0.45)	(0.47)
June 30, 2014[2]	10.00	0.35	0.32	0.67	(0.22)

Class I
December 31, 2014[1]	$10.46	0.27	(0.68)	(0.41)	(0.52)
June 30, 2014[2]	10.00	0.41	0.35	0.76	(0.30)

Class Y
December 31, 2014[1]	$10.46	0.27	(0.68)	(0.41)	(0.52)
June 30, 2014[2]	10.00	0.41	0.35	0.76	(0.30)

Global Floating Rate Fund (per common share data)

	SUPPLEMENTAL DATA AND RATIOS:
PERIOD ENDED	NET ASSET VALUE, END OF PERIOD	TOTAL INVESTMENT RETURN (%)[4,5]	NET ASSETS, END OF PERIOD (000’S)	RATIO OF TOTAL EXPENSES (BEFORE REDUCTIONS AND REIMBURSEMENTS) TO AVERAGE NET ASSETS (%)[6]	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (%)[6]		RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (%)[6]	PORTFOLIO TURNOVER RATE (%)[5]

Class A
December 31, 2014[1]	$9.54	(1.80)	13,381	1.62	1.05		1.45	30.40
June 30, 2014[2]	10.20	3.81	12,464	2.27	1.05	[7]	3.76	49.51

Class C
December 31, 2014[1]	$9.50	(2.17)	3,261	3.14	1.80		3.71	30.40
June 30, 2014[2]	10.16	3.15	2,396	4.97	1.80	[8]	3.07	49.51

Class I
December 31, 2014[1]	$9.55	(1.67)	32,230	1.25	0.75		4.75	30.40
June 30, 2014[2]	10.21	4.04	32,772	1.52	0.75	[9]	3.72	49.51

Class Y
December 31, 2014[1]	$9.55	(1.67)	57,168	1.23	0.75		4.75	30.40
June 30, 2014[2]	10.21	4.04	66,999	1.53	0.75	[9]	3.80	49.51

Babson Capital Funds Trust Prospectus

FINANCIAL HIGHLIGHTS

Global Credit Income Opportunities Fund (per common share data)

	SUPPLEMENTAL DATA AND RATIOS:
PERIOD ENDED	NET ASSET VALUE, END OF PERIOD	TOTAL INVESTMENT RETURN (%)[4,5]	NET ASSETS, END OF PERIOD (000’S)	RATIO OF TOTAL EXPENSES (BEFORE REDUCTIONS AND REIMBURSEMENTS) TO AVERAGE NET ASSETS (%)[6]	RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (%)[6]		RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (%)[6]	PORTFOLIO TURNOVER RATE (%)[5]

Class A
December 31, 2014[1]	$9.41	(3.94)	14,019	1.80	1.20		5.18	49.16
June 30, 2014[1]	10.45	7.30	2,591	3.95	1.20	[10]	4.88	99.72

Class C
December 31, 2014[1]	$9.40	(4.38)	1,896	4.18	1.95		4.49	49.16
June 30, 2014[1]	10.45	6.75	944	10.50	1.95	[11]	4.39	99.72

Class I
December 31, 2014[1]	$9.40	(3.91)	25,365	1.46	0.95		5.33	49.16
June 30, 2014[1]	10.46	7.59	26,406	1.83	0.95	[12]	5.02	99.72

Class Y
December 31, 2014[1]	$9.40	(3.91)	30,961	1.44	0.95		5.31	49.16
June 30, 2014[1]	10.46	7.59	33,885	1.84	0.95	[12]	5.04	99.72

1.	For the period from June 30, 2014 through December 31, 2014.
2.	For the period from September 16, 2013 (commencement of operations) through June 30, 2014.
3.	Calculated using average shares outstanding.
4.	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
5.	Not annualized.
6.	Annualized for periods less than one full year.
7.	The Manager has agreed to waive and/or reimburse fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.05% as a percentage of average daily net assets.
8.	The Manager has agreed to waive and/or reimburse fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.80% as a percentage of average daily net assets.
9.	The Manager has agreed to waive and/or reimburse fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.
10.	The Manager has agreed to waive and/or reimburse fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
11.	The Manager has agreed to waive and/or reimburse fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
12.	The Manager has agreed to waive and/or reimburse fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

550 South Tryon Street

Suite 3300

Charlotte, NC 28202

1.855.439.5459

www.BabsonCapital.com

BABSON CAPITAL FUNDS TRUST

Babson Global Floating Rate Fund

Babson Global Credit Income Opportunities Fund

Babson Active Short Duration Bond Fund

Babson Total Return Bond Fund

Babson Emerging Markets Debt Blended Total Return Fund

Babson Emerging Markets Local Currency Debt Fund

Babson Global High Yield Fund

Babson U.S. High Yield Fund

More information about Babson Global Floating Rate Fund, Babson Global Credit Income Opportunities Fund, Babson Active Short Duration Bond Fund, Babson Total Return Bond Fund, Babson Emerging Markets Debt Blended Total Return Fund, Babson Emerging Markets Local Currency Debt Fund, Babson Global High Yield Fund and Babson U.S. High Yield Fund (the “Funds”), each an investment portfolio of Babson Capital Funds Trust (the “Trust”), is available without charge upon request through the following:

Statement of Additional Information (SAI): The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the Funds and is available, free of charge, on the Funds’ website at http://www.babsoncapital.com/funds. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: Additional information about the Babson Global Floating Rate Fund’s and Babson Global Credit Income Opportunities Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders, which are available in August 2015, free of charge, on the Funds’ website at http://www.babsoncapital.com/funds and, for each of Babson Active Short Duration Bond Fund, Babson Total Return Bond Fund, Babson Emerging Markets Debt Blended Total Return Fund, Babson Emerging Markets Local Currency Debt Fund, Babson Global High Yield Fund and Babson U.S. High Yield Fund, will be available in March 2016. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last year.

To Obtain More Information:

By Internet: http://www.babsoncapital.com/funds

By Telephone: 1-855-439-5459

By Regular and Overnight Mail:

Babson Capital Funds Trust

c/o State Street Bank and Trust

Attn: Transfer Agent

100 Huntington Avenue

Mail Stop CPH0255

Boston, MA 02116

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-1520

The Trust’s Investment Company Act

Registration Number: 811-22845